UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_______________
Filed by the Registrant ☑Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AAON, INC.
(Name of Registrant as Specified in its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

© 2024 AAON, Inc.

2024

Notice of Annual Meeting and Proxy Statement

AAON
CF107
miller
TRUCK LINES
www.MillerTruckLines.com

© 2024 AAON, Inc.

ABOUT
We lead the charge in
advancing HVAC innovation
our world depends on.
AAON provides highly configurable HVAC
equipment that answers customer-specific
needs in any commercial or industrial
environment while bringing long-term value
and efficiency.
AAON is committed to driving the industry
forward through the design, manufacturing,
and rigorous testing of innovative HVAC
solutions for a cleaner and more sustainable
future.
Notice of 2024 Annual Meeting of Stockholders
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of AAON, Inc., a Nevada corporation (the
“Company”), will be held on Tuesday, [May 21, 2024] at 10:00 A.M. (Local Time), at 2422 South Yukon Avenue, Tulsa, Oklahoma, for
the following purposes, as more fully described in the accompanying proxy statement (“Proxy Statement”):
1.To elect three Class III Directors for terms ending in 2027;
2.To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for 2024
3.To approve (on a non-binding, advisory basis) the compensation of our named executive officers;
4.To amend the Company's Articles of Incorporation to increase its total authorized common shares from 100,000,000 to 200,000,000, par value $.004 per share;
5.To approve the Company's 2024 Long-Term Incentive Plan (the "2024 Incentive Plan"); and
6.To transact such other business as may properly come before the meeting or any adjournment thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON [May 21, 2024].
We have elected to take advantage of the Securities and Exchange Commission’s rules that allow us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. A Notice of Internet
Availability of Proxy Materials (the “Notice of Internet Availability”) is being mailed concurrently to our stockholders. The Notice of
Internet Availability contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to
Stockholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet
Availability contains instructions on how to receive a paper copy of the proxy materials. It is important that your shares be represented and voted at the meeting.
You may vote your shares in person at the meeting, by internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials.
Our Proxy Statement and Annual Report on Form 10-K, are available at www.proxyvote.com
By Order of the Board of Directors

Luke A. Bomer
Secretary
Tulsa, Oklahoma
April [ ], 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
Summary Proxy Information
This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at our
Annual Meeting to be held on [May 21, 2024], at the time and place set forth in the Notice of Annual Meeting accompanying this
Proxy Statement. Unless the context otherwise requires, references herein to “AAON”, “we”, “us”, “our” or “ours” refers to AAON, Inc., a Nevada corporation.
Pursuant to provisions of our Bylaws (the "Bylaws") and action of our Board of Directors, the close of business on [March 22, 2024], has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this Annual
Meeting. The stock transfer books will not be closed.
Stockholders of record on the record date are entitled to cast their votes at the Annual Meeting in person or by internet, telephone or properly executed proxy. The presence, by any of these means, of at least a majority of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied. If a quorum is not present at the time the Annual Meeting is convened, we may adjourn or postpone the meeting.
Proxy Statement Summary
Determination of whether a proposal specified in the Notice of
Annual Meeting has been approved will be determined,
assuming a quorum is present either in person or by proxy, as follows:
Proposal No. 1.
A nominee for director will be elected if a majority of the votes cast are in favor such nominee’s election. Accordingly,
abstentions and broker non-votes will have no effect on the
outcome of the vote on the director nominees.
Proposal No. 2.
The proposal to ratify Grant Thornton LLP as our independent registered public accounting firm for the year ending
December 31, 2024 will require the affirmative vote of a
majority of the votes cast on the proposal.  Accordingly,
abstentions will have no effect on the outcome of the vote on this proposal.  Brokers have discretionary authority and may vote on the proposal without having instructions from the
beneficial owners or persons entitled to vote thereon.
Proposal No. 3.
The proposal to approve, on an advisory basis, the
compensation of our named executive officers will require the affirmative vote of a majority of the votes cast on the proposal.
Accordingly, abstentions and broker non-votes will have no
effect on the outcome of the vote on this proposal.
Proposal No. 4.
The proposal to increase the total authorized common stock
will require the affirmative vote of a majority of the Company's outstanding shares of common stock entitled to vote on the
proposal.  As a result, abstentions and broker non-votes will have the effect of a vote against the proposal.
Proposal No. 5.
The proposal to approve the 2024 Incentive Plan will require the affirmative vote of a majority of the votes cast on the
proposal.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
YOU MAY VOTE IN SEVERAL DIFFERENT WAYS:
In Person at the Annual Meeting
You may vote in person at the Annual Meeting. You may also
be represented by another person at the meeting by
executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.
By Telephone
You may vote by calling the toll-free telephone number
indicated on the voting instructions you will receive. Easy-to-
follow voice prompts allow you to vote your shares and
confirm that your voting instructions have been properly
recorded.
By Internet
You may vote by going to the Internet web site indicated on
the voting instructions you will receive. Confirmation that your voting instructions have been properly recorded will be
provided.
SUMMARY PROXY INFORMATION

By Mail
You may vote by completing, signing, dating and returning a
proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.
Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Central time on [May 20, 2024]. A mailed proxy card must be received by [May 20, 2024], in
order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow
the voting instructions on the Notice of Internet Availability that you receive from them.
If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or
voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares
in advance so that your vote will be counted if you later decide not to attend the meeting.
Proxies received in advance of the meeting may be revoked
at any time prior to the voting thereof, either by giving notice to the Secretary of AAON or by personal attendance at the
meeting.
We have adopted a procedure approved by the SEC called
“householding” pursuant to which stockholders of record who
have the same address and last name and who request a
written copy of our Annual Report and Proxy Statement will
receive only one copy of such materials unless one or more of these stockholders notify us that they wish to receive
individual copies. Stockholders who participate in
householding will continue to receive separate proxy cards.
We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses
incurred in forwarding the proxy materials to their customers who are beneficial owners and obtaining their voting
instructions. Stockholders electing to vote over the Internet should understand that there may be costs associated with
electronic access (such as charges from their Internet access provider) and that these costs must be borne by the
stockholder.
Stockholders currently receiving multiple copies of our Annual
Report and Proxy Statement at their household can request
householding by contacting our transfer agent at
1-801-277-1400 or writing to Issuer Direct Corporation, One
Glenwood Avenue, Suite 1001, Raleigh, North Carolina
27603.  Stockholders now participating in householding who
wish to receive a separate document in the future may do so
in the same manner. Those owning shares through a bank,
broker or other nominee may request householding by
contacting the nominee.
This Proxy Statement, the Notice of Annual Meeting and
accompanying proxy card, as well as our 2023 Annual Report
(which includes our Annual Report on Form 10-K for the year
ended December 31, 2023), can also be found at our website
(www.aaon.com). Copies of exhibits omitted from the Annual
Report on Form 10-K are available without charge upon
written request to Investor Relations, 2425 S. Yukon Avenue,
Tulsa, Oklahoma 74107, or may also be obtained at the
Securities and Exchange Commission’s website at
www.sec.gov.
We recognize the importance our stockholders place on the
Annual Meeting and also appreciate the opportunity it affords for them to engage with senior management. We also
understand that it provides a convenient forum for our
stockholders to acquire first-hand exposure to, and ask
questions of our management. In an attempt to preserve the
benefits of the traditional meeting format, while also
recognizing not all stockholders can attend in-person, we
suggest that our stockholders not able to attend in-person
consider availing themselves of the following opportunities:
Questions for Management
Stockholders are encouraged to submit questions for
management without having to attend the Annual Meeting in
person. To do so, questions may be submitted to
annualmeeting@aaon.com. Appropriate questions will be
presented for management to respond at the Annual Meeting.
We retain discretion to reject questions that are improper,
irrelevant, substantially similar to questions submitted by other stockholders or are otherwise derogatory or not in good taste.
Recording of Management Presentation and Q&A
Session.
We plan to record the management presentation and question
and answer portions of the Annual Meeting and make these
recordings available on our website (www.aaon.com) promptly
following the Annual Meeting.
SUMMARY PROXY INFORMATION

Director Nominees
Our Board of Directors is currently comprised of eight members. Our Bylaws divide the Board of Directors into three classes having staggered terms of three years each, with Classes III, I and II having terms expiring at the Annual Meeting of Stockholders in 2024,
2025 and 2026, respectively.  On the recommendation of our Governance Committee, the Board of Directors has nominated Norman
H. Asbjornson, Gary D. Fields and Angela E. Kouplen, current members of the Class III Directors, whose terms expire at the 2024
Annual Meeting, for re-election to the Board.  The persons named in the proxy will vote for the election of each of Mr. Asbjornson, Mr.
Fields and Ms. Kouplen.  Each of the above-named nominees have consented to being named in this Proxy Statement and to serve if elected.
If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors.  However, the Board has no reason to believe that any nominee will be unavailable.
After the Annual Meeting, assuming the stockholders elect the three nominees of the Board of Directors as set forth above, the Board of Directors of the Company will be:

Director	Age	Start	Expires	Occupation	Independent
Norman H. Asbjornson	88	1988	2024	Retired, Chief Executive Officer and Executive Chairman of AAON	No
Gary D. Fields	64	2015	2024	President and Chief Executive Officer, AAON(1)	No
Angela E. Kouplen	50	2016	2024	Senior Vice President and Chief Human Resources Officer, ONE Gas, Inc.	Yes
Caron A. Lawhorn	63	2019	2026	Retired, Senior Vice President and Chief Financial Officer, ONE Gas, Inc.	Yes
Stephen O. LeClair	55	2017	2026	Chairman and Chief Executive Officer, Core & Main, Inc.	Yes
A.H. McElroy II	61	2007	2025	President and Chief Executive Officer, McElroy Manufacturing, Inc.	Yes
David R. Stewart	68	2021	2026	Chief Administrative Officer and Trustee of the Oklahoma Ordnance Works Authority	Yes
Bruce Ware	48	2021	2025	Corporate Vice President and Group Head Joint Venture Capital Raising, DaVita Inc.	Yes

(1) Effective 1/1/2024, Gary D. Fields is only the Chief Executive Officer of AAON and is no longer the President as Matt Tobolski was named President.
SUMMARY PROXY INFORMATION

62
Average Director
Age
25%
Female
Representation
11
Average Director Tenure
(yrs)
Business Highlights
Founded in 1988, AAON is a leader in HVAC solutions for commercial and industrial indoor environments. The company’s industry-
leading approach to designing and manufacturing highly configurable equipment to meet exact needs creates a premier ownership experience with greater efficiency, performance and long-term value.  AAON is headquartered in Tulsa, Oklahoma, where its world-
class innovation center and testing capabilities enable continuous advancement toward a cleaner and more sustainable future.
During 2023, our executive officers led our efforts to increase sales, executed our internal capital expenditure programs and positioned the Company to capitalize on anticipated growth. Some of the key accomplishments during 2023 include:
Net Sales
Net sales for 2024 grew 31.5% to $1,168.5 million due to organic growth and price increases realized during the year. This resulted in a compounded annual growth rate of 20.0% over the last five years.
Gross Margin
Overall gross margin increased from 26.7% in 2022 to 34.1% in 2023 as the cost of materials stabilized and production became more efficient.
Earnings
Net income increased $77.2 million to $177.6 million in 2023, resulting in diluted earnings per share of $2.13, an increase of 71.8%
from 2022.
Total Shareholder Return (TSR)
The market price of our common stock was $73.87 per share on December 29, 2023, an increase of approximately 47.1% from the closing price of $50.21 on December 30, 2022.  We generated TSR of approximately 61.2% from January 1, 2021 through December
31, 2023.  This return exceeded the returns over the same period of 30 of 52 companies in the S&P 600 Capital Goods Index.
Human Capital
We were able to attract and retain talent in a tight labor market to meet the robust demands for our products and services, growing headcount 11.7% in 2023.
SUMMARY PROXY INFORMATION

+740 BPS
Gross margin
for the year
61.2%
TSR for the
past 3 years
11.7%
Growth in our
employee base
Compensation Highlights
Compensation Philosophy
Our Compensation Committee determines executive compensation based on a comprehensive review of quantitative and qualitative factors designed to reward the accomplishment of long-term sustainable business goals. Our executive compensation program is designed to attract, engage, motivate, reward and retain highly effective key executives who drive our success and are industry leaders. Our pay-for-performance programs align our executive officers’ long-term interests with those of our stakeholders.  Additional information can be found in the Compensation Discussion and Analysis beginning on page 29.
Program Design
The Compensation Committee references market data when determining all compensation elements and targets the median level of total compensation. Our compensation program provides a competitive total compensation opportunity by establishing a pay mix that balances short- and long-term performance specifically involving significant equity-based (at-risk) compensation. A significant portion of total compensation is linked to performance, which we believe creates long-term stakeholder value and discourages unnecessary or excessive risk taking. Our performance-based annual incentive bonus program provides cash awards based on achievement of the Company’s annual financial and operational goals, as well as individual performance of each Named Executive Officer ("NEO").
We encourage alignment of our NEOs’ interests with those of our stakeholders through long-term incentive awards, which are comprised approximately 50 percent Performance Stock Units ("PSU"), 25 percent Options and 25 percent Restricted Stock Awards
("RSA"). Our NEOs receive no perquisites or other personal benefits. We have market-competitive stock ownership policies for our
NEOs and our non-management directors, which provides them with a significant stake in our long-term success and aligns their interest with stakeholder interests.
Say-On-Pay
Our say-on-pay vote in 2023 was 97 percent in agreement with the compensation paid to our NEOs. In reviewing our compensation program during 2023, our Compensation Committee determined to continue applying the same principles as have been historically applied in determining the nature and amount of our executive compensation.
SUMMARY PROXY INFORMATION

Corporate Responsibility
Our Company is widely recognized as a leader in the design, manufacture, and sale of energy efficient Heating, Ventilation and Air
Conditioning ("HVAC") products. Our product offerings include some of the most energy efficient products in our industry. We have a proud history of challenging conventional wisdom and forging our own path through a never-ending commitment to innovation and continuous improvement of our products and manufacturing methodologies. These underlying principles guide our commitment to environmental stewardship, sustainability and social responsibility. We endeavor to utilize Company resources in a manner that creates long-term value for our stockholders while minimizing our impact on natural resources and the environment.
We established an Environmental, Social and Governance ("ESG") Steering Committee led by Stephanie Regan, our Director of
Corporate Citizenship, which includes representatives from most functional areas, including other members of our senior management team.  The primary purpose of the ESG Steering Committee is to improve sustainability reporting and increase engagement in overall sustainability actions.  The Committee regularly provides education opportunities, communications and recommendations to senior management and the Board.  In 2023, we established the following goals:
1.Reduce greenhouse gas emissions by 10% by 2025 from a 2020 baseline
2.Increase paint materials recycling rate by 10% by 2025 from a 2020 baseline
3.80% of total equipment sales will be non-fossil fuel consuming products by 2030
Environmental Performance
At AAON, it is our priority to do business in a socially responsible and ethical manner as we continuously improve our environmental stewardship. We are committed to reducing our greenhouse gas emissions ("GHG") through operational efficiencies and project investments within our locations and surrounding communities that reduce carbon emissions. We understand that climate change is one of the most significant challenges facing humanity across the globe, affecting every aspect of our lives, and it requires diligent and collective action from governments, businesses, and individuals. Adapting to the impacts of climate change involves building and maintaining infrastructure and resource management best practices and doing our part to protect natural ecosystems. This is not only necessary for the well-being of future generations but also drives innovation and creates opportunities for job creation and economic growth.
Our approach to overall environmental long-term sustainability efforts includes the following:

Operational Efficiency and Investments	Research and Development Lead to Industry Innovation	Identifying Risks to Business and Industry	Industry Collaboration and Leadership	Commitment to Sustaining Communities and Natural Resources
AAON recognizes that investments in its facilities, employees, and governance in a clean, safe, and environmentally conscious manner are critical to long-term sustainability.	Our research and development leads the charge in energy efficient innovations to meet increasing decarbonization demands and to help AAON customers be more sustainable.
AAON proactively
works with internal and
external stakeholders
to identify and address
risks that could affect
our business and
industry. This includes
disclosing ESG
performance and
practices with third-
parties.
			AAON emphasizes the importance of shared knowledge, resources, and solutions to industry towards best- practices and collective action from all stakeholders to positively impact climate change.	AAON commits to protecting natural ecosystems through partnerships and investments in sustainability projects surrounding its local locations and worldwide.
CORPORATE RESPONSIBILITY

As AAON grows at a rapid pace, managing and improving our
overall manufacturing operations for long-term sustainability is critical to our core business. For AAON and the HVAC
industry, the most impactful factor on people and society is the HVAC equipment we manufacture.  Commercial buildings
comprise 16% of the total carbon emissions in the U.S., and
approximately 40% of those emissions are related to building
HVAC systems.
AAON’s 2023 ESG report focuses on the topic areas in
accordance with Global Reporting Initiative ("GRI") Standards.
The report references the Sustainability Accounting Standards
Board ("SASB") and the United Nations Sustainable
Development Goals ("SDG") frameworks. AAON conducts
internal audits reviewing the supporting documentation for the data and verifying the evidence. The Company regularly
evaluates and aligns its strategy and reports against the
highest number of corporate responsibility topics for our
business and stakeholders. This drives how we engage
internally and externally, invest resources, and adapt our
strategy on environmental, social, economic, and governance
topics.
AAON is an active participant in The Sustainability Alliance
Scor3card. The Scor3card® is a sustainability tracking and
assessment tool built on a Salesforce platform. AAON can
track more than 50 directives and over 80 key performance
indicators demonstrating the impacts of sustainable activities.
AAON also opted into the Public Service of Oklahoma’s Wind
Choice business program and EPA Green Power Partnership.
We are a proud participant in The Sustainability Alliance
Scor3card sustainability verification program and continuously work to improve our environmental and social impact. AAON
works to not only maintain its Platinum-level Scor3Card rating, but by participating in the program, we continue our
commitment to measure and improve performances.  The
Company received a Platinum score in 2023, 2022, 2021 and
2020, Gold in 2019, and Bronze in 2018. A Scor3card
Platinum level requires completing more than 85 percent of
eligible directives in the categories of: Communication,
Community, Resilience, Energy, Healthy Work Environment,
Material Management, Transportation, Water, Diversity and
Inclusion  Other honors AAON has received include:
•Recipient of the 2023 Bellmon Award for Overall
Sustainability by The Sustainability Alliance as an
outstanding achievement of Scor3card® participant.
This recognizes businesses determined to be
dedicated leaders in responsible economic growth,
environmental stewardship, and recognizing the right
of quality of life for all.
•Named by Newsweek Magazine in the top 300 U.S.
companies based on environmental sustainability
through greenhouse gas emissions, water usage,
water generation, waste generation, and
sustainability data disclosure and commitments.
(Partnership with Plant-A and GIST Impact)
•Named by USA Today as one of America's Climate
Leaders for 2023, recognizing companies that cut
their carbon footprint in recent years.
We are committed to environmental responsibility and
continue to make progress toward reducing GHG emissions,
increasing hazardous waste recycling from our facilities and increasing the percentage of non-fossil fuel powered units we produce. Our approach toward emissions reduction and
climate change includes product solutions for our customers
and improvements to our own facilities. Approximately 36.0%
of our energy portfolio is currently derived from renewable
sources, and the Company’s Scope 1 and 2 emissions
(emissions that occur from sources that are controlled or
owned by an organization and emissions associated with the
purchase of electricity, steam, heat, or cooling) are being
tracked. We opted into an additional percentage of renewable energy at our Tulsa, Oklahoma facilities in 2022, continued to invest and partner on projects that reduce GHG emissions
globally and began the transition to the lower global warming potential R-454B refrigerant starting in 2023.
Our Products
We continue to develop and manufacture non-fossil fuel
consuming units to provide the most sustainable commercial
HVAC equipment in the market and announced the zero
degree cold air-source heat pump in 2022 as a critical solution that meets the increasing demand for building
decarbonization in cold climates.  Our AAON Alpha Class
product line is leading the charge towards sustainable HVAC
solutions, with more efficient technology that propels the
decarbonization movement forward. AAON Alpha Class air-
source heat pumps, available in capacities ranging from two
to seventy tons, offer exceptional versatility and industry-
leading features to meet the growing environmental and
regulatory needs. The company’s premier HVAC solution is
highly configurable and optimized for diverse environments. It features variable speed compressor technology, all-electric or dual-fuel options, Dedicated Outdoor Air System ("DOAS")
capability, energy recovery, and low global warming potential refrigerant. The AAON Alpha Class is engineered for higher
efficiency and lower emissions, utilizing the same double-wall rigid polyurethane foam-injected panel construction that
AAON is known for, which helps retain useful heating and
cooling energy within the building. With its first-of-its-kind
CORPORATE RESPONSIBILITY

omni-climate performance, the AAON Alpha Class offers the
innovation that our future demands.
Our Facilities
At our Tulsa, Oklahoma location, we have the Exploration
Center and Norman Asbjornson Innovation Center ("NAIC").
The Exploration Center opened in 2023 and is a 28,000
square foot facility located adjacent to the NAIC.  The
Exploration Center is a Net-zero facility using advanced
building systems, including photovoltaic (solar) electricity generation, geothermal fields and AAON high-efficiency heat
pumps, while providing a world-class experience for
stakeholders.  AAON achieved a milestone achievement in its
sustainability journey by activating 432 solar panels on the roof of the Exploration Center and NAIC.  These panels
generate about 240 kW of solar energy, contributing to being one of the most sustainable, energy-efficient buildings in
Tulsa.  As part of its design, the infrastructure can support up to 800+ kW of solar generation, one of the largest in
Oklahoma.
In the area of energy efficiency and conservation, our Tulsa,
Oklahoma and Longview, Texas facilities have transitioned to over 95% LED lighting in our facilities leading to considerable cost savings and reduced energy consumption. Our
Redmond, Oregon facilities are installing LED lights into any new fixtures in their current facility and working towards
retrofitting old fixtures to LED. We participate in an energy demand response program through the public utility provider
to reduce demand during peak hours. Energy efficiency has
been a priority not only in product development, but also in overall capital investments which include the acquisition of new, energy efficient equipment for the production floor, new high-speed overhead facility doors, the installation of new
HVAC equipment, building control systems, the application of heat and light reflective material to production facilities, along with other behavioral-based energy efficiency changes. We
are tracking our energy usage intensity before and after these updates.
In the area of material management, we focus on recycling,
reducing, reusing and sourcing more environmentally friendly materials into our processes. At our Tulsa, Oklahoma and
Longview, Texas facilities, we recycled over 13,678 tons and
14,928 tons of metal in 2023 and 2022, respectively. Also,
through our partnership with a waste to energy facility, we
successfully diverted over 694 tons and 668 tons of waste
from landfills in 2023 and 2022, respectively. The Company
has identified paint recycling partners at both the Tulsa,
Oklahoma and Longview, Texas facilities. We also recycle
paper, wood, and cardboard where available. We continue to
innovate ways to reduce and reuse shipping packaging
between facilities and identify new opportunities to reduce or reuse items in our production and administrative areas.
Community Investment
We also strive to add value and support to the communities in which our employees live and work, through financial contributions, employee volunteerism and donations.  AAON is dedicated to corporate social responsibility to create a meaningful impact centered around the communities in which we operate. We recognize that our success is interwoven with the vitality of communities as we apply our assets, resources, and capabilities to contribute to their resiliency and prosperity.
We strengthen the communities in which we operate in the following ways:
•AAON Matches gifts 2:1 to further support team members' donations to nonprofits of their choice.
•As part of our AAON Serves program, employees receive 24 paid volunteer hours eligible for Company sponsored and coordinated volunteer opportunities.
•AAON actively supports education and workforce readiness programs.  Our locations hosted and engaged more than 500 students and educators during events including internships, educational presentations and facility tours, Manufacturing
Month events and community programs.
•AAON recognizes the importance of STEM ("Science, Technology, Engineering and Mathematics") education within our industry.  AAON hosts an annual STEM education camp for children of employees at our Tulsa headquarters.  AAON team members are actively involved and participate in numerous STEM-related community events across all locations.
•AAON has a nonprofit board placement program to connect team members to serve area nonprofits at each location.
In 2023, we contributed approximately $1.2 million to nonprofit organizations and our employees volunteered more than 5,600 hours in our communities.
CORPORATE RESPONSIBILITY

Human Capital Management
We endeavor to attract, employ and retain a well-rounded, diverse team of individuals. Additionally, we place priorities on developing and maintaining an inclusive and safe workplace and strive to emphasize and support opportunities for our team members to engage in professional and personal development.
Our commitment to these practices runs deep and not only improves the well-being of our workforce, but also contributes to the communities in which we operate and provides the Company the best opportunity to continue to deliver value to our stockholders, team members and all other stakeholders.
AAON is committed to listening to the needs of our workforce and taking steps toward improved communication and culture across all locations.  We perform annual engagement surveys to measure team member engagement year over year in order to improve employee experiences and engagement levels.  In 2023, we had a 56% response rate to our employee engagement survey, which was an increase over 2022.  Another focus area is to create more opportunities for alignment as a multi-site enterprise to facilitate better communication and collaboration across all locations.
By creating and molding the culture of One AAON, we can take care of each other, promote great thinking and take bold actions.
Together we must cultivate a place where people are heard and feel valued to continue our great success and achieve more history-
making milestones.
Inclusion and Diversity
Our people are AAON’s greatest asset. We take pride and focus on providing the best employee experience. We are always open to new ideas and ways to support team members at work and in their personal endeavors. Developing our current and future leaders is critical to building and leading high-performing teams that promote AAON’s values and culture.
We work every day to cultivate our “One AAON culture.” An inclusive workplace is integral to our business strategy and critical to our continued success. We commit to hiring, retaining, and promoting a diverse workforce while advancing a culture of inclusion. We uphold our core values by recognizing and respecting each team member for their ideas, identities, experiences, and talents. All of this drives AAON’s innovation, productivity, and team member engagement.
CORPORATE RESPONSIBILITY

Gender Diversity

Male
Female
Non-Binary
Non-Identity

Ethnic Diversity
White
Underrepresented Ethnicity and Race

27.5%
66.0%
34.0%
66.0%
71.0%
0.5%
27.5%
1.0%
AAON team members are encouraged to engage in professional and personal development with our Employee Resource Groups
("ERGs"), advanced courses, and mentorship. Our ERGs and their mission are as follows:

CORPORATE RESPONSIBILITY

AAON V.E.T.S. and AAON Warriors
The mission of AAON V.E.T.S. and AAON Warriors is to unify the core values, beliefs, and understanding of active, reserve, National Guard, veterans, and military family members with our AAON business culture.
Women’s Alliance Resource Program
Women's Alliance Resource Program strives to promote a supportive, encouraging, and inclusive environment to provide professional and personal development opportunities. The group aims to promote the advancement of women in the workplace, connect to overall company strategy, and provide mentorship opportunities.
Go Green
AAON’s “Go Green” team promotes environmental awareness within our facilities and surrounding communities while actively participating in preserving the earth’s natural resources in a sustainable and eco-friendly manner. The three P’s (people, profit, and planet)
are considered as projects develop.
AAON Wellness
We are committed to providing comprehensive wellness programs and resources to enhance our health, happiness, and productivity, fostering a brighter, healthier future for all. Our vision at
AAON is to create a workplace where every employee prioritizes their well-being, leading to personal and professional growth. We aim to set industry standards for fostering physical, mental, financial, and emotional wellness while contributing to our company's long-term success and positively impacting our team members.
Governance of the Company
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, as well as our other employees and directors. Our Code of
Business Conduct and Ethics can be found on our website at www.aaon.com and is also available from our corporate secretary upon request.
Director Independence
The Board has adopted director independence standards that
meet and/or exceed listing standards set by NASDAQ.
NASDAQ has set forth six applicable tests and requires that a director who fails any of the tests be deemed not independent.
The Board has affirmatively determined that Ms. Kouplen, Ms.
Lawhorn and Messrs. LeClair, McElroy, Stewart and Ware are
independent under the Company's guidelines and
independence standards of NASDAQ and the SEC. Messrs.
Asbjornson and Fields do not qualify as independent under the standards set forth below.
Our director independence standards are as follows:
It is the policy of the Board that a majority of the members of the Board consist of directors independent of AAON and our
management. For a director to be deemed “independent,” the
Board must affirmatively determine that (apart from his or her status as a director) the director has no material relationship with AAON or its affiliates or any member of the senior
management of AAON or his or her affiliates. In making this
determination, the Board applies, at a minimum and in addition to any other standards for independence established under
applicable statutes and regulations as outlined by the NASDAQ listing standards, the following standards, which it may amend or supplement from time to time:
A director who is, or has been within the last three years, one of our employees, or whose immediate family member is, or
has been within the last three years a Named Executive
Officer, cannot be deemed independent. Employment as an
interim Chair or Chief Executive Officer will not disqualify a director from being considered independent following that
employment.
A director who has received, or who has an immediate family
member who has received, during any twelve-month period
within the last three years, more than $120,000 in direct
compensation from us, other than director and committee fees and benefits under a tax-qualified retirement plan, or non-
discretionary compensation for prior service (provided such
compensation is not contingent in any way on continued
service), cannot be deemed independent. Compensation
received by a director for former service as an interim Chair or
Chief Executive Officer and compensation received by an
immediate family member for service as a non-executive
employee will not be considered in determining independence
under this test.
A director who (A) is, or whose immediate family member is,
a current partner of a firm that is our external auditor; (B) is a current employee of such a firm; or (C) was, or whose
immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and
personally worked on our audit within that time cannot be
deemed independent.
A director who is, or whose immediate family member is, or
has been within the last three years, employed as an executive officer of another company where any of our present Named
Executive Officers at the time serves or has served on that
company’s compensation committee cannot be deemed
independent.
A director who is a current employee or general partner, or
whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from us for property or services in an
amount which, in any of the last three fiscal years, exceeds the greater of $200,000 or 5% of such other entity’s consolidated gross revenues, other than payments arising solely from
investments in AAON’s securities or payments under non-
discretionary charitable contribution matching programs,
cannot be deemed independent.
For purposes of the independence standards set forth
above, the terms:
“Affiliate” means any consolidated subsidiary of AAON and
any other company or entity that controls, is controlled by or is under common control with AAON;
“Executive officer” means an “officer” within the meaning of
Rule 16a-1(f) under the Exchange Act, as amended; and
GOVERNANCE OF THE COMPANY

“Immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law,
brothers- and sisters-in-law and anyone (other than
employees) sharing a person’s home, but excluding any
person who is no longer an immediate family member as a
result of legal separation or divorce, death or incapacitation.
In addition to the director independence standards set forth above, the Board also requires the Chairs and all other
committee members to satisfy the heightened independence
standards set forth under applicable NASDAQ and SEC rules
for committee memberships. In connection with its assessment of the independence of the directors as set forth above, the
Board also determined that our Audit Committee Chair and all other Audit Committee members meet the additional
independence standards of NASDAQ and the SEC applicable
to members of the Audit Committee.
The Board undertakes an annual review of the independence
of all non-employee directors. In advance of the meeting at
which this review occurs, each non-employee director is asked to provide the Board with full information regarding the
director’s business and other relationships with us and our
affiliates and with senior management and their affiliates to enable the Board to evaluate the director’s independence.
Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as
“independent”. This obligation includes all business
relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, AAON and
our affiliates or members of senior management and their
affiliates, whether or not such business relationships are
subject to any other approval requirements by us.
Policy Against Hedging Stock
Our Insider Trading Policy prohibits our directors, officers and other employees, and their designees, from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company's equity securities. Our Insider Trading Policy also prohibits our directors, officers and other employees, and their designees, from purchasing financial instruments or engaging in other problematic transactions involving the Company’s equity securities, including, puts, calls, collars, forward contracts or other derivative securities concerning the Company's equity securities.
We prohibit such conduct since purchasing such financial instruments or engaging in such transactions would result in the individual no longer being exposed to the full risks of ownership of the Company’s equity securities, which may weaken the alignment of such individual with the objectives of the Company’s stockholders. Additionally, our directors, officers and other employees may not hold their Company equity securities in a margin account.
Board Leadership Structure
During 2023, our Board was led by A.H. "Chip" McElroy II, who was both the Independent Chair of the Board and Chair of the
Governance Committee and Caron A. Lawhorn, who was both our Independent Vice-Chair of the Board and Chair of the Audit
Committee.  In addition, our Compensation Committee is also led by an independent director, Angela E. Kouplen.
The business of AAON is managed under the direction of our Board. In accordance with our Bylaws, we have an Independent Chair of the Board, who presides at all meetings of the Board and stockholders. Our Board has also chosen to elect an Independent Vice
Chair of the Board to perform the duties and responsibilities as the Board may determine.
The Board has determined that our current Board structure, having the Independent Chair of the Board serve as the presiding officer at all Board and stockholder meetings, and having an Independent Vice Chair, is currently the most appropriate leadership structure for the Company and its stockholders. This fosters clear accountability, effective decision-making, alignment with corporate strategy, direct oversight of management, full engagement of the remaining directors and continuity of leadership. Having an Independent
Chair and Vice Chair demonstrates the Board's recognition of the importance of independent leadership and identifies the individuals, elected by and from the independent directors, selected to act as the leaders of the independent directors and help ensure appropriate discussions take place, in an open and forthright manner, at the Board level. The Board considers and reviews its leadership structure annually by the independent directors in connection with its self-evaluation process. The Board believes its current leadership structure is reasonable, appropriate and in the best interests of the Company and its stockholders.
GOVERNANCE OF THE COMPANY

Succession Planning
A key responsibility of the CEO and the Board is ensuring that an effective process is in place to provide continuity of leadership over the long term at all levels in our Company.  Each year, succession-planning reviews are held at every significant organizational level of the Company, culminating in a full review of senior leadership talent by our independent directors.  During this review, the CEO, the
Chair of the Board and the independent directors discuss future candidates for senior leadership positions, including all NEOs, succession timing for those positions and development plans for the highest-potential candidates.  This process ensures continuity of leadership over the long term and it forms the basis on which our Company makes ongoing leadership assignments.  It is a key success factor in managing the long term planning and investment lead times of our business.
Our Board and Corporate Strategy
Our Board is actively involved in overseeing, reviewing and guiding our corporate strategy.  Our Board formally reviews our
Company's business strategy, including the risks and opportunities facing our Company and its business, at an annual strategic planning session.  Our Board regularly discusses corporate strategy throughout the year with management formally as well as informally and during executive session of the Board as appropriate.  As discussed in the "Risk Oversight" below, our Board views risk management and oversight as an integral part of our strategic planning process, including mapping key risks to our corporate strategy and seeking to manage and mitigate risk.  Our Board also views its own composition as a critical component to effective strategic oversight.  Accordingly, our Board and relevant Board committees consider our business strategy and the Company's regulatory, geographic and market environments when assessing board composition, director succession, executive compensation and other matters of importance.
Stockholder Engagement
Our Board of Directors and management team are committed to a comprehensive investor relations program.  We believe regular engagement with current and prospective stockholders to better understand their perspectives is integral to effective corporate governance.  The feedback we receive also helps align our strategy with stockholder expectations.  To achieve the maximum output from our outreach program, we utilize various methods including targeting, surveillance, investor perception studies, investor conferences, investor day events, videoconferences and teleconferences.  Our engagement program regularly includes our CEO,
CFO and other members of our executive leadership team.
Who We Engage

•Institutional Investors	•Sell-Side Analysts	•Proxy Advisory Firms
•Retail Stockholders	•Pension Funds	•ESG Raters
How We Engaged In 2023
In 2023, members of our executive management team participated in six investor conferences, over a hundred nvestor conference calls and various onsite meetings, amounting to approximately 130 investor engagements.  Through these outreach efforts, our executive management interacted with 95% of our top 20 institutional active investors and over 30% of AAON’s top 100 institutional active investors.
We also hosted a two-day Investor Day event in May at our headquarters in Tulsa, Oklahoma.  The event showcased tours of our flagship manufacturing facility, our R&D facility also known as the NAIC and our new marketing facility known as the Exploration
Center.  The event included a four hour presentation given by the executive management team as well as members of the Company’s
Senior Leadership Team.  In attendance were 27 investors in-person and 45 investors via webcast.
Other ways of engagement include quarterly earnings conference calls in which our executive management team responds to analysts’ questions pertaining to recent results and the outlook to the business.  On the Investor Relations page of our company website, we regularly provide additional information in the form of Investor Relations presentations, earnings releases and accompanying presentations, annual reports, annual Sustainability reports, as well as other financial and operational information.  In
GOVERNANCE OF THE COMPANY

2023, we also engaged NASDAQ to conduct an Investor Perception Study to gain feedback from current stockholders, prospective investors and sell-side analysts on what management and the Board can do differently to help create value.
Topics Discussed

•Growth Strategies	•Sustainability	•Inflation and Supply Chain Issues
•Product Innovation	•Sales Channel	•Capital Projects and Capacity
•Pricing Strategy	•Marketing Investments
•Regulations	•Strategic M&A
Integrating Feedback
The Board and management are receptive to all feedback that results from our engagement with investors and integrate it into their discussions and decision-making, as appropriate.  Our dialogue in recent years has led to, among other things:
•Reinforcement and refinement of certain strategies.
•Improved qualitative and quantitative guidance to assist investors in better understanding management’s near-term and long-term financial outlook.
•Major enhancements in our ESG reporting, as demonstrated in our last three annual Sustainability reports.
•Shifted from a semi-annual dividend distribution to a quarterly dividend.
Risk Oversight
The Board has ultimate responsibility for oversight of our risk management processes. The Board discharges this oversight responsibility through regular reports received from and discussions with senior management on areas of material risk exposure to the Company. These reports and Board discussions include, among other things, operational, financial, legal, regulatory and strategic risks. Additionally, our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our size, operations and business objectives. The full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) engages with the appropriate members of senior management to enable its members to understand and provide input to and oversight of our risk identification, risk management and risk mitigation strategies. In addition, each of our Board committees considers the risks within its areas of responsibility. For example, the Audit
Committee reviews risks related to financial reporting; discusses material violations, if any, of Company governance, ethics and compliance policies brought to its attention; considers the Company’s risk assessment that is part of the Company's strategic planning which identifies control risks and drives the internal audit plan for the ensuing year; reviews the external audit plan; and
considers the impact of risk on our financial position and the adequacy of our risk-related internal controls. The Compensation
Committee reviews compensation and human resource risks. This enables the Board to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee has responsibility.  The
Board or applicable committee also has authority to engage external advisors as necessary.
Actions taken by the Board outside of Board meetings are consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribe. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting us.
Board Committee Structure
Currently, the Board has a standing Audit Committee, Compensation Committee and Governance Committee to assist the Board in carrying out its functions. The Board has determined that each of the Chairs, as well as all committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The members of the committees are shown in the table below, followed by a brief description of each committee.
GOVERNANCE OF THE COMPANY

Director	Board	Audit Committee	Compensation Committee	Governance Committee
Angela E. Kouplen	Member	Member	Chair	—
Caron A. Lawhorn	Vice-Chair	Chair	—	Member
Stephen O. LeClair	Member	Member	—	Member
A.H. McElroy II	Chair	—	Member	Chair
David R. Stewart	Member	Member	—	Member
Bruce Ware	Member	Member	Member	—
Number of Meetings in 2023	5	4	6	5
Member Participation	>75%	>75%	>75%	>75%
Our Board has adopted written charters for each of its Audit, Compensation and Governance Committee.  Copies of the charters of each of these committees are available on and may be printed from our website at www.aaon.com.  Copies are also available from our corporate secretary upon request.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Among other things, the Audit Committee is responsible for: selecting and retaining our independent public accountants; preapproving the engagement of the independent accountants for all audit-related services and permissible, non-
audit related services; reviewing in advance the scope and focus of the annual audit; and reviewing and discussing with management and the auditors our financial reports, the audited financial statements, the auditor's report, the management letter and the quality and adequacy of our internal controls. In addition, the Audit Committee is responsible for oversight and review of the activities of the
Company's internal audit function. The Board has determined that the Chair and the other Audit Committee members are independent under applicable NASDAQ and SEC rules for Audit Committee memberships. The Audit Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com.
The Board has determined that Ms. Lawhorn qualifies as an “audit committee financial expert” as defined by applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of audit committee members set forth in
Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 5605(c) of the NASDAQ
Stock Market Listing Standards.
Compensation Committee
The responsibilities of the Compensation Committee, as set forth in its charter, include the direct responsibility and authority to review and approve our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, to evaluate the performance of such officers in accordance with the policies and principles established by the Compensation Committee and to determine and approve, either as a Committee, or (as directed by the Board) with the other “independent” Board members (as defined by the NASDAQ listing standards), the compensation level of the Chief Executive Officer and the other executive officers. The
Compensation Committee is composed of the three independent (non-employee) directors, named in the table above, each of whom is “independent” as defined by applicable NASDAQ and SEC rules for committee memberships. The Compensation Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com. In accordance with its charter, our
Compensation Committee has the sole authority to retain and terminate its compensation consultant and to review its compensation consultant's independence on an annual basis.
Governance Committee
The responsibilities of the Governance Committee include proposing to the Board a slate of nominees for election by the stockholders at the Annual Meeting and maintaining a list of prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in the Board composition requirements. The Committee is also charged with reviewing with the
Board the desired experience, mix of skills and other qualities to assure appropriate Board composition. The Board has determined that the Chair and all Governance Committee members are independent under applicable NASDAQ and SEC rules for committee memberships.
GOVERNANCE OF THE COMPANY

The responsibilities of the Governance Committee also includes the periodic reviews and monitoring of the Company’s corporate governance guidelines (including the Company’s Code of Conduct), recent developments in corporate governance concepts,  the
Company’s plans for CEO and senior management succession, regulatory requirements relevant to the Company’s corporate governance guidelines to assure the Company’s compliance therewith, and the Company’s Articles of Incorporation and Bylaws.
The Board has determined that the Chair and all Governance Committee members are independent under applicable NASDAQ and
SEC rules for committee memberships.
Director Nominations
Our Bylaws also provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 90 and not more than 120 days in advance of the anniversary date of the immediately preceding annual meeting.
If and when new vacancies occur in the future, the Board will consider director nominees recommended by stockholders, in accordance with our Bylaws.  The Board does not have a formal policy regarding the consideration of, procedures to be followed by, minimum qualifications of or process for identifying or evaluating nominees recommended by stockholders.
Among the criteria developed by the Governance Committee for qualification for director nominees as well as director retention, a candidate must have demonstrated accomplishment in his or her chosen field, character and personal integrity, and the ability to devote sufficient time to carry out the duties of a director.  The Governance Committee considers whether the candidate is independent under the standards described below under “Director Independence.”  In addition, the Governance Committee considers all information relevant in their business judgment to the decision of whether to nominate a particular candidate, taking into account the then-current composition of the Board and assessment of the Board’s collective requirements.  These factors may include: a candidate’s age, professional and educational background, reputation, industry knowledge and business experience and relevance to the Company and the Board (including the candidate’s understanding of markets, technologies, financial matters and international operations); whether the candidate will complement or contribute to the mix of talents, skills and other characteristics that are needed to maintain the Board’s effectiveness; and the candidate’s ability to fulfill responsibilities as a director and as a member of one or more of our standing Board committees.  Although the Board does not have a formal diversity policy for Board membership, the
Governance Committee considers whether a director nominee contributes or will contribute to the Board in a way that can enhance the perspective and experience of the Board through diversity in gender, ethnicity, geography and professional experience.
Nomination of a candidate is not based solely on the factors noted above.  When current Board members are considered for nomination for re-election, the Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.  The Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for Board membership.  We believe that the backgrounds and qualifications of our directors, considered as a group, provide an appropriate mix of experience, knowledge and abilities to allow the Board to fulfill its responsibilities.  The effectiveness of the Board’s skills, expertise and background is also considered as part of each Board and committee annual self-
assessment evaluation process conducted at the direction of the Governance Committee.
Director Compensation
As outlined in its charter, the Compensation Committee has the authority to review and make recommendations to the Board with respect to the components and amount of Board compensation in relation to other similarly situated companies. Periodically, the
Committee directs its compensation consultant to provide an independent assessment of the Company's Board compensation program. This review was last conducted in 2022. The Committee targets total Board compensation levels at a competitive range of peer group total Board compensation. The Committee considers total aggregate Board compensation and other factors when making recommendations to the Board for approval.
GOVERNANCE OF THE COMPANY

During 2023, our fees for non-employee directors were as follows, with all amounts paid on a quarterly basis:

Director	Annual Retainer ($)	Independent Chair / Vice Chair ($)	Chair Fee ($)	Audit ($)	Compensation ($)	Governance ($)	Total ($)
Norman H. Asbjornson	$63,750	$—	$—	$—	$—	$—	$63,750
Angela E. Kouplen	$63,750	$—	$16,000	$10,000	$—	$—	$89,750
Caron A. Lawhorn	$63,750	$50,000	$20,000	$—	$—	$9,000	$142,750
Stephen O. LeClair	$63,750	$—	$—	$10,000	$—	$9,000	$82,750
A.H. McElroy II	$63,750	$83,250	$16,000	$—	$9,000	$—	$172,000
David R. Stewart	$63,750	$—	$—	$10,000	$—	$9,000	$82,750
Bruce Ware	$63,750	$—	$—	$10,000	$9,000	$—	$82,750
Under the current director compensation plan, the annual retainer is inclusive of meetings.
We make annual grants of restricted stock awards to non-employee directors in May in conjunction with our annual meeting. In May
2023, each of Ms. Kouplen, Ms. Lawhorn and Messrs. Asbjornson, LeClair, Stewart, Ware and McElroy received restricted stock awards for 1,770 shares of stock, which vest ratably over each member's remaining board term.
In addition, directors are subject to equity ownership and retention guidelines, as outlined below in "Stock Ownership and Retention
Policy."
The following summarizes our non-employee director compensation for 2023:

Director	Fees Earned or Paid in Cash ($)	Restricted Stock Awards(1) ($)		Stock Options ($)	All Other Comp. ($)		Total ($)
Norman H. Asbjornson	$63,750	$107,297	(3)	$—	$551,404	(3)	$722,451
Angela E. Kouplen	$89,750	$107,297	(2)	$—	$—		$197,047
Caron A. Lawhorn	$142,750	$106,247	(2)	$—	$—		$248,997
Stephen O. LeClair	$82,750	$106,247	(2)	$—	$—		$188,997
A.H. McElroy II	$172,000	$106,766	(2)	$—	$—		$278,766
David R. Stewart	$82,750	$106,247	(2)	$—	$—		$188,997
Bruce Ware	$82,750	$106,766	(2)	$—	$—		$189,516

(1)
The values reflect grant date fair value of awards ranging from $60.03 to $60.62 per share granted on May 16, 2023. See also, the discussion of assumptions made in valuing these awards in the notes to the Company’s financial statements.

(2)
As of December 31, 2023, 3,852; 1,770; 1,770; 3,606; 1,770 and 3,606 unvested shares associated with restricted stock awards were outstanding for Ms. Kouplen, Ms. Lawhorn, Mr. LeClair, Mr. McElroy, Mr. Stewart and Mr. Ware, respectively. Non-qualified options have not been granted during his or her term as a Board member.

(3)
All other compensation includes payments under Mr. Asbjornson's consulting contract.  As of December 31, 2023, 3,852 unvested shares associated with restricted stock awards and 757,069 vested and exercisable non-qualified stock options were outstanding for Mr. Asbjornson.

Compensation Committee’s Interlocks and Insider Participation
No member of the Compensation Committee is or has been a former or current NEO of AAON or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our NEOs identified herein served as a director or a member of a compensation committee (or other committee serving an equivalent function)
of any other entity.
GOVERNANCE OF THE COMPANY

Executive Sessions
Our Board and Board committees regularly conduct executive sessions with independent directors.  Our Independent Chair and Vice
Chair preside over each executive session of the independent directors and the committee chairs preside over executive sessions of each of their respective committees.
Communicating with the Board
Stockholders may communicate with the Board, including the non-management directors, by sending a letter to the Board of
Directors of AAON, Inc., c/o Corporate Secretary, 2425 South Yukon Avenue, Tulsa, Oklahoma 74107. The Corporate Secretary has
the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Board or to any specific director to whom the correspondence is directed.
Whistleblower Procedures
The Audit Committee has established procedures for the submission of complaints regarding accounting, internal accounting controls, audit and other matters. These procedures include processes for the confidential and anonymous submission of concerns of any such matters by our employees. Our Code of Business Conduct and Ethics prohibits retaliation against employees who report suspected violations of the Code of Business Conduct and Ethics or other misconduct.
GOVERNANCE OF THE COMPANY

Proposal No. 1 - Election of Directors
Election by Majority Vote
On the recommendation of our Governance Committee, the Board of Directors has nominated Norman H. Asbjornson, Gary D. Fields and Angela E. Kouplen, current members of the Class III Directors, whose terms expire at the 2024 Annual Meeting, for re-election to the Board. The persons named in the proxy will vote for the election of each of Mr. Asbjornson, Mr. Fields and Ms. Kouplen. Each of the above named nominees have consented to being named in this Proxy Statement and to serve if elected.
The Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 90 and not more than 120 days in advance of the anniversary date of the immediately preceding annual meeting.
If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.
Vote Required
A nominee for director will be elected if a majority of the votes cast are in favor such nominee's election.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on the director nominees.
Recommendation of the Board:
The Board unanimously recommends that stockholders vote FOR the election of directors Asbjornson, Fields, and Kouplen.
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Board Diversity
Our directors have a diverse mix of backgrounds, qualifications, skills and experiences that we believe contribute to a well-rounded
Board that is positioned to effectively oversee our strategy. We have a balance of new and tenured directors, reflecting our commitment to proactive Board refreshment. Assuming the re-election of the three Class III directors to the Board, the average age of our directors will be 62 years; the average tenure will be 11 years; six of our eight directors or 75% are independent; and 50% of our directors are diverse.
Board Diversity Matrix
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Skills, Attributes, and Experience	Norman H. Asbjornson	Gary D. Fields	Angela E. Kouplen	Caron A. Lawhorn	Stephen O. LeClair	A.H. McElroy II	David R. Stewart	Bruce Ware
Accounting and Financial Expertise				●	●	●	●	●
Acquisitions and Divestitures			●	●	●			●
Banking				●				●
Compliance			●	●
Corporate Development			●	●	●	●	●	●
Corporate Governance			●	●	●	●	●	●
Engineering Management	●	●				●
Executive Compensation			●	●	●	●
Executive Management	●	●	●	●	●	●	●	●
Financial and Operational Analysis	●	●		●	●		●	●
Human Resources			●			●
Industry Knowledge	●	●
Information Technology			●	●
Operations	●	●			●	●
Operational Technology						●
Public Accounting				●			●
Regulatory Compliance				●
Risk Management and Oversight			●	●	●	●	●	●
Sales Channel	●	●
Strategic and Financial Planning		●	●	●	●	●	●	●
Demographic Background
Board Tenure (years)	36	9	8	5	7	17	3	3
Age (years)	88	64	50	63	55	61	68	48
Gender (male/female)	M	M	F	F	M	M	M	M
Race/Ethnicity
African American or Black								●
Alaskan Native or American Indian							●
Caucasian/White	●	●	●	●	●	●
Board Qualifications
Set forth below is a description of the background of each of our continuing directors, and nominees for director (* indicates nominees for director). The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon re-election.
Norman H. Asbjornson
*Norman H. Asbjornson served as Chief Executive Officer of AAON since its inception until May 2020, when he transitioned to the position of Executive Chairman. He retired as Executive Chairman in May 2022. Mr.
Asbjornson also served as President of AAON from its inception until November 2016, when the Board of
Directors appointed Mr. Gary D. Fields as President.
Additionally, Mr. Asbjornson served as the Executive Chairman of the Board of AAON-Oklahoma and
Chairman of AAON Coil Products, Inc., both our wholly-owned subsidiaries until his retirement in May 2022. He has served as a director of AAON since its inception, and currently serves in the class of directors whose terms will expire at the 2024 Annual Meeting.
Gary D. Fields
*Gary D. Fields served as President of AAON from November 2016 until January 1, 2024 and has served as
Chief Executive Officer since May 2020. He was elected as a director of AAON in 2015, and currently serves in the class of directors whose terms will expire at the 2024 Annual Meeting.
Mr. Fields has been involved in the HVAC industry for more than 35 years. From 1983 to 2012, Mr. Fields was an HVAC equipment sales representative at (and, from 2002 to 2012, a member of the ownership group of)
Texas AirSystems, the largest independent HVAC equipment and solutions provider in the state of Texas, with locations in Dallas, Fort Worth, Houston, Austin and San Antonio.
Mr. Fields has been significantly involved with the Fort Worth, Texas Chapter of ASHRAE (the American
Society of Heating, Refrigerating and Air-Conditioning Engineers), having served as Chairman of various
ASHRAE committees and ultimately serving as President of the Society.
Mr. Fields is currently an owner and President of GKR Partners LTD, an HVAC business development consulting firm, which provided business development advice and consultation to the Company and its sales representatives from 2013 to 2016. Mr. Fields also serves as the President and Chief Executive Officer of
AAON, Inc., an Oklahoma Corporation ("AAON-Oklahoma"), Chief Executive Officer of AAON Coil Products,
Inc. and Chief Executive Officer of BASX, Inc.
Angela E. Kouplen
*Angela E. Kouplen was elected for an initial two-year term as a director of AAON in 2016, and currently serves in the class of directors whose terms will expire at the 2024 Annual Meeting of stockholders. She serves as Chair of our Compensation Committee and a member of our Audit Committee.
Ms. Kouplen has over 25 years of experience at multiple energy companies, with an emphasis on information technology (“IT”), contract management, sourcing/vendor relations, human resource management, strategy and governance. From 1997 through 2007, Ms. Kouplen worked at CITGO Petroleum, a petroleum refining, marketing and transportation company, in various IT related positions, including Manager - E-Business
Strategy and Alliance, as well as Manager - Third Party Applications and Applications Development.
From 2007 through 2010, Ms. Kouplen served Williams Companies, a Tulsa based publicly traded energy company, in the position of Manager - Sourcing Management Office. From 2010 through 2011, Ms. Kouplen served Williams Companies as Manager - IT Strategy and Governance. In 2012, Ms. Kouplen transitioned from Williams Companies to WPX Energy, a Tulsa based stand-alone publicly traded energy company previously part of the Williams Companies. Following the move to WPX Energy, from 2012 through 2014, Ms.
Kouplen served as Director - Talent Acquisition and Leadership, from 2015 to 2016 she served as Vice
President - Information Technology, from 2016 to November 2018, she served as Vice President of
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Administration and Chief Information Officer and from November 2018 to March 2021 served as Senior Vice
President of Administration and Chief Information Officer.
Ms. Kouplen served as the Vice President of Administration and Chief Information Officer at the University of
Tulsa from August 2021 to August 2023, and presently serves as Senior Vice President and Chief Human
Resources Officer of ONE Gas, Inc. Ms. Kouplen holds a bachelor’s degree in Management from Oklahoma
State University and an M.B.A from the University of Tulsa.
Caron A. Lawhorn
Caron A. Lawhorn was elected as a director of AAON in January 2019, and currently serves in the class of directors whose terms will expire at the 2026 Annual Meeting. She serves as Chair of our Audit Committee and a member of our Governance Committee. Additionally, the Board elected Ms. Lawhorn as Independent Vice
Chair of the Board at the 2022 Annual Meeting. Ms. Lawhorn has over 35 years of experience in various accounting, finance, operational, commercial and executive positions.
Ms. Lawhorn retired from her most recent role as Senior Vice President and Chief Financial Officer of ONE
Gas, Inc. (a position she held from March 1, 2019 to December 31, 2023), and in such role was responsible for finance, accounting, treasury, investor relations, and ESG reporting. Prior to that, she served as Senior Vice
President, Commercial, a position she held from ONE Gas’s separation from ONEOK, Inc. in January 2014.
Prior to ONE Gas’s separation from ONEOK, Ms. Lawhorn served in a variety of senior executive roles at
ONEOK, including finance, accounting, treasury, operations and corporate development.
Ms. Lawhorn joined ONEOK in 1998, after serving as a Senior Manager at KPMG and Chief Financial Officer
of Emergency Medical Services Authority in Tulsa. She holds a bachelor’s of science degree in Business
Administration from the University of Tulsa and is a certified public accountant.
Stephen O. LeClair
Stephen O. (“Steve”) LeClair was elected as a director of AAON in 2017 and currently serves in the class of directors whose terms will expire at the 2026 Annual Meeting. He is a member of our Audit Committee and
Governance Committee. Mr. LeClair has over 25 years of experience in various executive, manufacturing, finance, sales and operational positions.
Mr. LeClair currently serves as Chief Executive Officer of Core & Main, Inc. (NYSE: CNM) (a position he has held since August 2017), and in such role is responsible for leading the nation’s largest distributor of water, sewer, storm and fire protection products. Mr. LeClair was elected Chairman of the Board in 2024.  Prior to his current role, he served as President of HD Supply Waterworks from December 2011 to August 2017, Chief
Operating Officer from 2008 to 2011, and President of Lumber and Building Materials from April 2007 until its divestiture to ProBuild Holdings in 2008. Mr. LeClair joined Core & Main in 2006 as Senior Director of
Operations.  Prior to joining Core & Main, Mr. LeClair was a Senior Vice President at General Electric ("GE")
Capital Equipment Services from 2002 to 2005, and from 1992 to 2002 held various roles at GE Appliances and Power Generation in distribution, manufacturing and sales.
Mr. LeClair is a graduate of GE Power Generation’s Manufacturing Management Program. He was previously a member of the Saint Louis University’s International Business School Advisory Board. Mr. LeClair holds a bachelor’s degree in Mechanical Engineering from Union College and an M.B.A. degree from the University of
Louisville.
A.H. McElroy II
A.H. (“Chip”) McElroy II, P.E. was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2025 annual meeting of stockholders. He is Chair of our Governance
Committee and serves as a member of our Compensation Committee. Additionally, the Board elected Mr.
McElroy as Independent Chairman of the Board at the 2022 Annual Meeting.
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Since 1997 Mr. McElroy has served as President, CEO and Chairman of McElroy Manufacturing, Inc., a
privately held manufacturing company based in Tulsa, Oklahoma. Since 2002, Mr. McElroy has also served as
Chairman of Southern Specialties Co., a privately held specialty sheet metal manufacturer. Since 2016, Mr.
McElroy has served on the board of directors of Pryer Aerospace, a privately held Tulsa, Oklahoma based aerospace structural component and sheet metal manufacturer, and from 2016 to June 2019, served on the
Advisory Board of HydroHoist Marine Group, a privately held Claremore, Oklahoma based boat lift manufacturer. Since 2017, Mr. McElroy has served as a member on the local advisory board of directors of
Ascension St. John Health System, a healthcare system in northeastern Oklahoma and Southern Kansas.
Mr. McElroy is a graduate of the STAGEN Leadership Academy ILP and ALP, YPO International:  Integrated
Brand Building, Harvard Business School & YPO:  High Profit, Go to Market Program, and Harvard Business
School & YPO:  Sustainable Market Leadership Program.  Mr. McElroy holds a bachelor's degree in
Mechanical Engineering from the University of Tulsa.
David R. Stewart
David R. Stewart was elected as a director of AAON in October 2021, and currently serves in the class of directors whose terms will expire at the 2026 Annual Meeting.  Mr. Stewart serves as a member of our Audit
Committee and Governance Committee. He brings over 40 years of professional experience to the Board. Mr.
Stewart currently serves as Chief Administrative Officer and Trustee of the Oklahoma Ordnance Works
Authority located in Pryor, Oklahoma, an industrial public trust that owns and operates MidAmerica Industrial
Park. He was appointed to his current position in December 2012 by the former Governor of Oklahoma, Mary
Fallin.
MidAmerica Industrial Park consists of 9,000 acres and is home to over 80 companies in diverse industries
(including Google, Siemens and Chevron Phillips), employing approximately 4,500 people. MidAmerica
Industrial Park is one of the largest industrial parks in the U.S. and top ten in the world with on-site rail, water and electric power. Prior to his current position, Mr. Stewart, a member of the Cherokee Nation, served as
Chief Executive Officer of Cherokee Nation Businesses, LLC. During his tenure as CEO of Cherokee Nation
Businesses, LLC, he helped negotiate the Tribal-State Gaming Compact in 2004 and led the Cherokee
Nation’s efforts to successfully diversify its business portfolio to include a wide range of non-gaming enterprises employing over 3,500 people.
Mr. Stewart earned his Master of Science and Bachelor of Science degrees from Oklahoma State University and is a certified public accountant. Governor Kevin Stitt appointed Mr. Stewart as a member to the Governor's
Council of Workforce and Economic Development. He was also appointed by the Governor to the Oklahoma
State Board of Career and Technology Education, which provides oversight of the career technical training system in the state of Oklahoma. Mr. Stewart currently is a member of the Board of Directors for the Tulsa
Regional Chamber, Executive Committee for Tulsa's Future and is Chair of the Board of Directors for the
Oklahoma Business Roundtable. He also serves on the Board of Directors of the State Chamber of Oklahoma
and Tulsa Community College Foundation.
Bruce Ware
Bruce Ware was elected as a director of AAON in October 2021, and currently serves in the class of directors whose terms will expire at the 2025 Annual Meeting. Mr. Ware serves as a member of our Audit Committee and Compensation Committee.
Mr. Ware brings significant experience serving in multiple executive and leadership roles at publicly traded companies. Presently, he serves as a Corporate Vice President and Group Head of Joint Venture Capital
Raising for DaVita Inc. DaVita is a Fortune 500 NYSE publicly traded health care services company and one of the largest providers of kidney care services in the U.S., with over 2,675 outpatient dialysis centers in the U.S.
and over 367 outpatient dialysis centers in eleven other countries. He started his career in the New York office
Donaldson, Lufkin and Jenrette in the investment banking department.
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Mr. Ware earned a Master of Business Administration from Harvard Business School, a Master in Public Affairs from The University of Texas at Austin and a Bachelor degree in Business Administration in Banking and
Finance from The University of Mississippi at Oxford. Mr. Ware also serves on the Board of Directors of
Seneca Foods Corporation, where he is a member of the Audit Committee. He previously served on the Board of Directors for Blackhawk Bank of Beloit, Wisconsin where he was a member of the Audit and Compensation
Committees. He is a Trustee of the University of Mississippi Foundation, which oversees the $850 million endowment for Ole Miss.
PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Proposal No. 2 - Ratify the Selection of Independent Auditor
Ratification of Selection of Grant Thornton LLP
The Audit Committee has selected the firm of Grant Thornton LLP as the independent registered public accounting firm of the
Company for the year ending December 31, 2024. The Board is submitting the selection of Grant Thornton LLP for ratification at the
Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit
Committee believe the submission provides Stockholders an opportunity to communicate with the Board and Audit Committee concerning an important component of corporate governance. If the stockholders do not ratify the selection of Grant Thornton LLP, the Audit Committee may reconsider the selection of that firm as the Company's auditors.
Representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions posed by stockholders.
Vote Required
Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, abstentions will have no effect on the outcome of the vote on this proposal. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon.
Recommendation of the Board:
The Audit Committee and Board unanimously recommend a vote FOR the ratification of Grant Thornton LLP as the
Company's independent registered public accounting firm for the year ending December 31, 2024.
Audit and Non-Audit Fees
Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The following services were authorized by the Audit Committee.
The following table presents fees billed for services rendered by GT for the years ended December 31, 2023, and 2022:

	Year Ended December 31,
Fee Type	2023	2022
Audit fees (1)	$756,776	$808,282
Audit-related fees	—	—
Tax fees	—	—
Total	$756,776	$808,282

(1)	Professional services rendered for the audits of our financial statements and reviews for the related quarterly financial statements.
PROPOSAL NO. 2 - RATIFY THE SELECTION OF INDEPENDENT AUDITOR

Audit Committee Policy on Services Provided by the Independent Registered Public
Accounting Firm
The Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of our independent auditor.  In furtherance of this responsibility, the Audit Committee has established a policy with respect to the pre-approval of audit and permissible non-audit services provided by our independent auditor.  Prior to engagement of Grant Thornton, LLP as our independent auditor for the 2024 audit, a plan was submitted to and approved by the Audit Committee setting forth the audit services expected to be rendered during 2024.  The plan included audit services which are comprised of work performed in the audit of our financial statements and to attest and report on our internal controls over financial reporting, as well as work that only the independent auditor can reasonably be expected to provide, including:
•Quarterly review of our unaudited financial statements;
•Consents and assistance with the review of documents filed with the SEC.
Audit fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus budgeted fees periodically during the year by category of service.
Audit Committee Report
To the Board of Directors of AAON, Inc.
The Audit Committee oversees AAON's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. We have reviewed and discussed with management and with the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2023.
We have discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301,
Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
We have received, reviewed and discussed with Grant Thornton, LLP the written disclosures and communications from them required by the Public Company Accounting Oversight Board regarding their independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee of the Board of Directors:
Caron A. Lawhorn, Chair
Angela E. Kouplen, Member
Stephen O. LeClair, Member
David R. Stewart, Member
Bruce Ware, Member
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the
Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.
PROPOSAL NO. 2 - RATIFY THE SELECTION OF INDEPENDENT AUDITOR

Stock Ownership
Holdings of Major Stockholders
As of [March 22, 2024] (the record date), we had issued a total of [82,100,041] shares of $.004 par value Common Stock, our only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.
The following table sets forth as of [March 22, 2024], the aggregate number of our shares of Common Stock owned by each person known by us to be the beneficial owner of more than 5% of our Common Stock:

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Class
Norman H. Asbjornson	14,308,842	(1)	17.4%
2425 South Yukon Ave.
Tulsa, OK 74107
BlackRock, Inc.	10,322,371	(2)	12.6%
50 Hudson Yards
New York, NY 10001
Kayne Anderson Rudnick Investment Management, LLC	4,160,272	(3)	5.1%
2000 Avenue of the Stars, Suite 1110
Los Angeles, CA 90067
The Vanguard Group	7,217,311	(4)	8.8%
100 Vanguard Blvd.
Malvern, PA 19355

(1)
Includes 10,734 shares under AAON's 401(k) plan, 733,405 shares issuable upon exercise of stock options exercisable currently or within 60 days of the Annual Meeting, 231,000 shares owned by his foundation and 13,318,829 shares held as trustee of trusts. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him.

(2)
This share ownership information was provided in a Schedule 13G/A filed January 23, 2024, which discloses that BlackRock, Inc. possesses sole voting power of 10,212,335 shares and sole dispositive power of all of the reported shares.

(3)
This share ownership information was provided in a Schedule 13G/A filed on February 13, 2024, which discloses that Kayne Anderson
Rudnick Investment Management, LLC possesses sole voting power of 1,069,414 shares and sole dispositive power of 1,152,822 shares, and possesses shared voting power and shared dispositive power of 3,007,450 shares.

(4)
This share ownership information was provided in a Schedule 13G/A filed on February 13, 2024, which discloses that The Vanguard Group possesses shared voting power of 126,049 shares, sole dispositive power of 7,019,400 shares and shared dispositive power of 197,911 shares.

STOCK OWNERSHIP

Holdings of Officers and Directors
The following table sets forth as of [March 22, 2024], the aggregate number of shares of our Common Stock owned of record or beneficially by each current director, nominee for director, and each NEO and all directors, nominees for director and NEOs as a group:

Name of Beneficial Owner	Total Number of AAON Common Stock Shares owned (1)	Shares Issuable Upon Exercise of Stock Options (2)	Percent of Class
Norman H. Asbjornson	13,575,437	733,405	17.43%
Gary D. Fields	76,864	213,417	*
Angela E. Kouplen	35,052	—	*
Caron A. Lawhorn	14,568	—	*
Stephen O. LeClair	27,459	—	*
A. H. McElroy II	132,250	—	*
David R. Stewart	7,769	—	*
Robert P. Teis	16,390	52,139	*
Rebecca A. Thompson	20,714	174,096	*
Stephen E. Wakefield	26,367	29,946	*
Bruce Ware	5,769	—	*
Gordon D. Wichman	11,681	75,483	*
Directors, nominees and Named Executive Officers as a group (12 persons)	13,950,320	1,278,486	18.55%

(1)	All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise
(2)	Shares issuable upon exercise of stock options exercisable currently or within 60 days of the Annual Meeting.
*	Less than 1%.
The following table sets forth for the persons indicated and the number of shares of our common stock that are held on the person's behalf by the trustee of our 401(k) Plan as of [March 22, 2024]:

Name of Beneficial Owner	Stock Held by 401(k) Plan
Norman H. Asbjornson	10,734
Gary D. Fields	5,390
Angela E. Kouplen	—
Caron A. Lawhorn	—
Stephen O. LeClair	—
A. H. McElroy II	—
David R. Stewart	—
Robert P. Teis	2,105
Rebecca A. Thompson	3,417
Stephen E. Wakefield	10,697
Bruce Ware	—
Gordon D. Wichman	3,734
Directors, Nominees, and Named Executive Officers as a group (12 persons)	36,077
STOCK OWNERSHIP

Compensation Discussion and Analysis
Executive Officers
This compensation discussion and analysis provides information regarding our executive compensation program in 2023 for the following executive officers of the Company (collectively, the "named executive officers" or “NEOs”):

NEO Name	NEO Title
Gary D. Fields	President and Chief Executive Officer(1)
Rebecca A. Thompson	Vice President, Finance, Chief Financial Officer and Treasurer
Stephen E. Wakefield	Vice President and Chief Operating Officer(2)
Gordon D. Wichman	Vice President, President of AAON Coil Products
Robert P. Teis	Vice President, Sales and Marketing(3)

(1)	Effective 1/1/2024, Gary D. Fields is only the Chief Executive Officer of AAON and is no longer the President as Matt Tobolski was named
(2)	Effective 1/1/2024, Stephen E. Wakefield is Vice President of AAON and Executive Vice-President of AAON, Inc. (an Oklahoma Corporation)
(3)	Effective 1/1/2024, Robert P. Teis is Vice President of AAON and Vice President of Business Technology
Executive Summary
During 2023, our executive officers led our efforts to increase sales, executed our internal capital expenditure programs and positioned the Company to capitalize on anticipated growth. Some of the key accomplishments during 2023 include:
Net Sales
Net sales for 2024 grew 31.5% to $1,168.5 million due to organic growth and price increases realized during the year. This resulted in a compounded annual growth rate of 20.0% over the last five years.
Gross Margin
Overall gross margin increased from 26.7% in 2022 to 34.1% in 2023 as the cost of materials stabilized and production became more efficient.
Earnings
Net income increased $77.2 million to $177.6 million in 2023, resulting in diluted earnings per share of $2.13, an increase of 71.8%
from 2022.
Total Shareholder Return (TSR)
The market price of our common stock was $73.87 per share on December 29, 2023, an increase of approximately 47.1% from the closing price of $50.21 on December 30, 2022.  We generated TSR of approximately 61.2% from January 1, 2021 through December
31, 2023.  This return exceeded the returns over the same period of 30 of 52 companies in the S&P 600 Capital Goods Index.
Human Capital
We were able to attract and retain talent in a tight labor market to meet the robust demands for our products and services, growing headcount 11.7% in 2023.
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy
The following outlines key features of our compensation program, in addition to typical "best practices" that we adhere to:

What We Do	What We Do Not Do
Pay for Performance: Our executive compensation plan is aligned with stockholder interests by rewarding for strong financial performance and stock price appreciation.	No Stock Option Re-Pricing: We do not permit re-pricing of equity awards without stockholder approval.
Stock Ownership /Retention Requirements: Our directors, executive officers and certain other key employees are subject to robust stock ownership and retention requirements.	No Tax Gross-Ups: We do not provide tax gross-ups.
At-Will Employment: Our executive officers are employed at- will and we do not use employment agreements.
No Hedging in Company Securities:  Our directors, executive
officers and other employees are prohibited from engaging in hedging transactions, short sales or derivative transactions with respect to AAON securities.

Independent Compensation Consultant: We utilize an independent compensation consultant reporting directly to the Compensation Committee.	Perquisites: We do not offer perquisites to our NEOs. Benefits available to our NEOs are consistent with those offered to all employees.
Compensation Clawback:  Our executive officers are subject to a compensation clawback policy (with a three-year look-back
period) that requires reimbursement of any bonus or incentive compensation (as well as the cancellation of unvested,
restricted or deferred equity awards) in the event of officer misconduct that was a material factor causing a restatement of the Company’s financial statements.  We also maintain a
compensation recovery (clawback) policy that complies with
Nasdaq requirements.
We do not provide single-trigger for equity treatment upon a change in control.
Our executive compensation programs are determined and approved by our Compensation Committee, after consideration of recommendations by the Principal Executive Officer ("PEO") (for individuals other than himself) and information provided by the
Compensation Committee's independent compensation consultant. The Compensation Committee, however, uses its own judgment to ultimately make the final decisions concerning compensation paid to our NEOs.
The Compensation Committee has the direct responsibility and authority to review and approve our goals and objectives relative to the compensation of the NEOs, and to determine and approve (either as a committee or with the other members of our Board who qualify as “independent” directors under applicable guidelines adopted by NASDAQ) the compensation levels of the NEOs. However, when making pay decisions for the NEOs, we consider input and recommendations from the Company's PEO (for individuals other than himself).
Our historical executive compensation programs have intended to achieve two objectives:
1.To enhance our profitability and stockholder value;
2.To attract, motivate, reward and retain high quality employees, including executive personnel, who contribute to our long-
term success.
As described in more detail below, the material elements of our historical executive compensation program for NEOs include a base salary, annual incentive bonuses, equity-based compensation and Company contributions to AAON’s 401(k) plan.
We believe that each element of the executive compensation program helps to achieve one or both of the compensation objectives outlined above. The table below lists each material element of our executive compensation program and the compensation objective or objectives that it is designed to achieve.
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Element	Compensation Objectives
Base Salary	Attract and retain qualified executives;
Motivate and reward executives’ performance;
Stay competitive in the marketplace;
Bonus Compensation	Motivate and compensate executives’ performance;
Stay competitive in the marketplace;
Motivate the achievement of short-term business objectives that contribute to our long-term strategic direction;
Equity-Based Compensation — Performance share units, restricted stock awards, and stock options	Enhance profitability of AAON and stockholder value by aligning executives with stockholders’ interest;
Attract and retain qualified executives;
Motivate the successful execution of our long-term strategic objectives;
Retirement Benefits – 401(k) and Health	Attract and retain qualified executives;
Savings Account	Stay competitive in the marketplace;
Our executive compensation program is designed to reward performance for enhanced profitability, revenue growth and ultimately increased stockholder value. We believe in a compensation plan that fosters a culture of ownership and stockholder alignment that allows us to attract and retain top talent who are similarly focused on the creation of long-term value. We reward our executive officers with a pay mix that emphasizes long-term compensation through performance share units, stock options and restricted stock awards to align stockholders' and executives’ interests. We strive to provide total compensation that generally aligns with our peer group market median for NEOs, which also considers individual attributes and performance, as well as company performance.  We utilize an annual bonus and equity program to incentivize executive officers to meet Company performance goals. We maintain a compensation program that operates in the best interests of AAON and our stockholders, rewarding NEOs based on performance.
Under the terms of the Compensation Committee Charter, the Compensation Committee is authorized to engage independent advisors, at the Company's expense, to advise the Compensation Committee on any matters within the scope of the Committee's duties. For 2023, the Compensation Committee retained Meridian Compensation Partners, LLC ("Meridian") to serve as an independent consultant to the Committee to provide information and objective advice regarding executive and outside director compensation. The Committee did not direct Meridian to perform its services in any particular manner or under any particular method.
The Committee has the final authority to hire and terminate the compensation consultant and the Committee evaluates the compensation consultant annually. Meridian does not provide any services to the Company other than in its role as advisor to the
Committee and performing valuations of our PSUs, and the Committee has determined that no conflicts of interest exist as a result of the engagement of Meridian.
Benchmarking and Peer Group
The Compensation Committee evaluates executive compensation by benchmarking our NEOs’ target total compensation relative to comparable market data provided by our independent compensation consultant. Market references are provided for our NEOs, where available, from our peer group which consists of 17 publicly-traded companies in similar industries to AAON (detailed below). This group is reviewed and approved annually, with modifications made as needed, considering changes to business characteristics, size,
M&A, etc. Where data may be limited for certain roles, or as an additional market reference, survey data is also used and is reflective of manufacturing organizations with revenues within a reasonable range of AAON.
Each element of compensation is benchmarked against peer and/or survey-reported pay information, as applicable. Target total compensation is generally targeted within a reasonable range of median; however, variation may exist based on individual and company performance, tenure in role, future potential, internal equity, etc.
COMPENSATION DISCUSSION AND ANALYSIS

Peer Group Used for 2023 Pay Decisions:

Ameresco, Inc.	Gibraltar Industries, Inc.	The AZEK Company Inc.
Armstrong World Industries, Inc.	Insteel Industries, Inc.	The Gorman-Rupp Company
CECO Environmental Corp.	PGT Innovations, Inc.	Thermon Group Holdings, Inc.
CSW Industrials, Inc.	Powell Industries, Inc.	Trex Company, Inc.
Encore Wire Corporation	Quanex Building Products Corporation	Vicor Corporation
Enerpac Tool Group Corp.	Simpson Manufacturing Co., Inc.
Based on the Committee’s 2022 peer group review (to determine the peer group used to establish 2023 pay levels), The AZEK
Company Inc. and Enerpac Tool Group Corp were added as they are similar in size, business characteristics and complexity.  Lydall,
Inc. and Raven Industries, Inc. were removed due to M&A activity.
2023 Executive Compensation Program Elements
The following discussion, as well as the information contained in the tables below, are based upon our historical and current compensation plans, in effect in 2023 and in the previous reported year.
AAON's pay philosophy emphasizes risk and pay-for-performance with 82.6% of our CEO's target compensation at risk for 2023 and
66.5% of our other NEOs target compensation at risk.
COMPENSATION DISCUSSION AND ANALYSIS

Base Salaries
Below is a summary of 2023 annual base salaries for our NEOs:

Named Executive Officer	2022 Base Salary	2023 Base Salary	Percent Increase
Gary D. Fields	$725,000	$750,000	3.4%
Rebecca A. Thompson	$345,000	$375,000	8.7%
Stephen E. Wakefield	$315,000	$330,000	4.8%
Gordon D. Wichman	$250,000	$300,000	20.0%
Robert P. Teis	$275,000	$275,000	—%
In approving these executives’ salary levels, the Committee took into account certain factors, including, recommendations of the principal executive officer (except as it related to himself), each executives’ individual experience and responsibilities, and the
Company’s performance. Further, as shown in the comprehensive benchmarking study conducted by the independent compensation consultant, base salary levels for each of our NEOs were positioned below the median of the applicable market benchmark. Base salary increases were based on individual and Company performance, market data (market adjustments made with the intention of more closely aligning with market median, over time) and other internal considerations. Gordon D. Wichman was promoted to
President AAON Coil Products effective February 24, 2023.  Robert P. Teis was appointed to Vice President of AAON and Vice
President of Sale and Marketing effective August 3, 2022.  The base salary for Mr. Teis was not adjusted in 2023.
Annual Cash Incentive Bonuses
We have an “at risk” annual incentive bonus which is intended to facilitate alignment of management with corporate objectives and stockholder interests in order to achieve outstanding performance and to meet specific financial goals by:
•providing the employees designated by the Committee, incentive compensation tied to stockholder interests and goals for the Company;
•providing competitive compensation to attract, motivate, reward and retain employees who achieve outstanding performance;
•fostering accountability and teamwork throughout the Company; and
•contributing to the long-term success of the Company.
We believe the annual incentive bonus should be a substantial component of total compensation and based upon achievement of the
Company’s annual "Opportunity Budget" and is weighted on the following two components which drive stockholder value:
1.Operating Profit (67%) - The Company's Operating Profit calculated as the Company's budgeted net income before “profit sharing” and income taxes, but after bonus accrual; and
2.Net Sales (33%) - The Company’s budgeted net sales.
The annual incentive compensation opportunity is expressed as a percentage of the executive officer’s base salary multiplied by a bonus factor. Bonus factors for each Named Executive Officer are as follows:

Named Executive Officer	2022 Bonus Target	2023 Bonus Target
Gary D. Fields	100%	100%
Rebecca A. Thompson	65%	65%
Stephen E. Wakefield	65%	65%
Gordon D. Wichman	50%	65%
Robert P. Teis	50%	50%
The increase in Gordon D. Wichman's bonus target reflects his promotion to President of AAON Coil Products effective February 24,
2023.
COMPENSATION DISCUSSION AND ANALYSIS

The following table reflects performance and payout level percentages for the Annual Incentive compensation opportunity:

Metric	Weighting	Performance Level (% of Target) (1)			Payout Level (% of Target) (1)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Operating Profit	67%	80%	100%	125%	33.33%	100%	200%
Net Sales	33%	95%	100%	105%	33.33%	100%	200%

(1)	For performance between stated levels shown, payouts are determined based on straight-line, linear interpolation. No payout will be made if threshold performance is not met.
For 2023, we utilized two distinct Opportunity Budgets. We believe doing so is appropriate based upon the responsibilities as well as the scope of influence of our PEO, PFO and our other NEOs.
The first Opportunity Budget includes Mr. Fields and Ms. Thompson, as they have significant influence over and are accountable for the results of the entire Company, AAON, Inc. (a Nevada Corporation). As a result, the Opportunity Budget for Mr. Fields and Ms.
Thompson was based upon the Company's consolidated results, including the results of BASX, Inc.
The second Opportunity Budget applies to the other NEOs, as they have significant influence over and are accountable for the results of the AAON, Inc. (an Oklahoma Corporation) and AAON Coil Products, Inc. (collectively, the "Legacy Companies").  For the other
NEOs, the Opportunity Budget for 2023 was based upon the consolidated results of the Legacy Companies.
The following table details the actual results for the fiscal year ended December 31, 2023 for the Company:

Metric	Opportunity Budget	Actual Results	Budget	Bonus Factor
Operating Profit	$202.9 million	$233.4 million	115%	1.07
Net Sales	$1,076.6 million	$1,168.5 million	109%	.66
			Weighted Bonus Factor	1.73
The following table details the actual results for the fiscal year ended December 31, 2023 for the Legacy Companies:

Metric	Opportunity Budget	Actual Results	Budget	Bonus Factor
Operating Profit	$188.2 million	$212.3 million	113%	1.01
Net Sales	$931.5 million	$1,010.3 million	108%	.66
			Weighted Bonus Factor	1.67
The eligible bonus amounts for our NEOs are shown in the table below:

Named Executive Officer	Base Salary(1)	Eligible % of Base Salary	Bonus Target	Weighted Bonus	Performance Adjustment	Annual Incentive Bonus
Gary D. Fields	$745,192	100%	$745,192	1.73	1.10	$1,421,143
Rebecca A. Thompson	$369,231	65%	$240,000	1.73	1.15	$478,504
Stephen E. Wakefield	$327,115	65%	$212,625	1.67	1.15	$409,057
Gordon D. Wichman	$291,346	65%	$189,375	1.67	1.00	$316,806
Robert P. Teis	$275,000	50%	$137,500	1.67	1.00	$230,024

(1	Salary is cash compensation for the year and reflects varying pay levels during the year.
AAON’s annual incentive program also consists of an individual performance assessment which allows the Committee to recommend to the Board that any earned annual incentive payout be adjusted +/-15% based on the Committee’s assessment of individual performance against his or her annual objectives. A sample of these objectives for our CEO include:
•Successful integration of BASX
•Leadership and development of high performing team
COMPENSATION DISCUSSION AND ANALYSIS

•Overall company financial and operational performance
•Optimizing operational efficiency
Performance assessments are reviewed for all NEOs by the Compensation Committee.  The Compensation Committee will recommend to the Board in the case of Mr. Fields and Mr. Fields will recommend to the Compensation Committee in the case of other
NEOs a performance adjustment to increase or decrease the bonus amount earned by each NEO up to 15% based upon how such individual has performed in relation to his or her annual objectives.  For 2023, the Committee applied a +10% performance adjustment to Mr. Fields' bonus or $129,195 to recognize his outstanding performance against the objectives above.  A +15%
performance adjustment was applied to Ms. Thompson's bonus (an additional $62,413) to recognize her achievements handling our banking and treasury business.  A +15% performance adjustment was applied to Mr. Wakefield's bonus (an additional $53,356) to recognize his achievements leading our largest segment and his increased relationships with our sales channel partners and investors.
Equity-Based Compensation
Our policy is that the NEOs’ long-term compensation should be directly linked to enhancing profitability and value provided to our stockholders. Accordingly, the Compensation Committee grants equity awards under our 2016 Long-Term Incentive Plan, creating a strong linkage between realized pay to stockholder value creation.  Such grants are largely based upon the recommendation of the principal executive officer (except as to himself) based on the NEOs performance in the prior year and his or her expected future contribution to our performance.
Positive overall Company performance (financial as well as stock price performance) is a primary element associated with the grant of equity-based compensation to the executive officers as a group. When determining the total value of compensation provided to our executive officers, our Compensation Committee, with the advice of our CEO, evaluates various aspects of Company performance in light of general economic conditions, and compares the Company's performance against similar competitors in the industry.
Performance elements considered may include improvement in sales performance, cost containment initiatives, product and marketing development, risk management, or successful completion of major capital projects, including enhancements to manufacturing operations. These elements have not been specifically weighted in determining the amount of the equity incentive awards because the relative importance of each element may change from time to time and the responsibilities of each executive officer, as they contribute to the achievement of any particular objective, may vary.
Factors considered when determining any specific equity-based award include:
•the responsibilities of the executive officer;
•the scope, level of expertise and experience required for the executive officer’s position and the period during which the officer has performed these responsibilities;
•the strategic impact of the officer’s position; and
•the potential future contribution of the officer.
In 2023, we maintained the same targeted equity mix used the previous year, which emphasizes performance-based elements of
PSUs (50%) and stock options (25%).  The PSUs will measure AAON’s three-year total shareholder return ("TSR") relative to the constituents of the S&P 600 SmallCap Capital Goods Industry Group (as constituted at the beginning of the performance period).
This allows us to reward executives for performance relative to companies facing similar market forces and aligns the interests of management with stockholders by incentivizing performance that drives returns  that exceed our peers.  In addition, the vesting horizon for the time-vested restricted shares and stock options was changed to three years to align with the three-year performance period/vesting horizon of the PSUs. Please see the exhibit below for the relative TSR performance and payout scale:
COMPENSATION DISCUSSION AND ANALYSIS

TSR Percentile Ranking	Payout as a % of
80th Percentile or Above	200%
55th Percentile	100%
30th Percentile	50%
Below 30th Percentile	0%
Results between points are interpolated on a straight-line basis. In the event that AAON's absolute TSR is negative over the 3-year performance period, the payout will be capped at 100% of target, regardless of relative performance.
The first PSUs were awarded in 2021, and as a result vest in 2024.  For the three year performance period of January 1, 2021 through December 31, 2023, the Company's TSR was 61.21% which ranked in the 57.60th percentile of our peer group and resulted in a final payout of 110.4%.  The resulting shares can be found in the Performance Unit Vesting Schedule shown as part of the Grants of Plan-Based Awards tables.
Awards may be granted to new key employees on their hire date. Other grant date determinations are made by the Compensation
Committee, which are based upon the date the Committee met and proper communication was made to the NEO or key employee as defined in the definition of grant date by FASB ASC Topic 718. Stock option exercise prices are equal to the value of AAON stock on the close of business on the determined grant date. We have no program or practice to coordinate timing of grants with release of material, nonpublic information.
Retirement Benefits - Defined Contribution Plan, 401(k) and Health Savings Account
We sponsor a defined contribution plan (the "Plan”). Eligible employees may make contributions in accordance with the Plan and IRS guidelines. In addition to the traditional 401(k), eligible employees are given the option of making an after-tax contribution to a Roth
401(k) or a combination of both.  Eligible employees are automatically enrolled in the Plan at a 6% deferral rate and currently contributing employees' deferral rates are increased to 6% each year, unless their current rate is above 6% or the employee elects to decline the automatic enrollment or increase.
The Company presently matches 175% up to 6% of employee contributions of eligible compensation. Administrative expenses for the
Plan are paid for by Plan participants. Additionally, Plan participant forfeitures are used to reduce the cost of the Company contributions. We contribute in the form of cash and direct the investment to shares of AAON stock. Employees are 100% vested in salary deferral contributions and vest 20% per year at the end of years two through six of employment in employer matching contributions.
The amounts contributed by us to each NEO under the 401(k) plan are based on actual contributions and the base salary, bonus and equity compensation of the employee, and are reported in the “All Other Compensation” column of the “Summary Compensation
Table” for each NEO, if applicable, and if the threshold reporting requirements were met. Our employees participate in a high-
deductible health savings plan wherein they may open a Health Savings Account. We match 175% of employee contributions to their
Health Savings Account.
Stock Ownership and Retention Policy
The Board approved robust stock ownership and retention policies for directors and executive officers in order to further align the interest of our directors and executive officers with those of our stockholders. Our stock ownership and retention policy is as follows:
Amount of Ownership: determined as a multiple of the individual’s base salary or a specified dollar value, as noted below. These amounts represent the minimum amount of AAON stock an individual should seek to acquire and maintain:
COMPENSATION DISCUSSION AND ANALYSIS

Position	Minimum Stock Ownership Requirements
CEO	6 times base salary
President (when separate from CEO)	4 times base salary
CFO, COO, EVP, SVP	3 times base salary
Other Officers	2 times base salary
Directors	6 times board level cash retainer
Eligible Forms of Equity to Determine Value:
•Shares owned individually or jointly with the individual's spouse and/or children residing in the same household
•Shares held in a trust for the benefit of the Subject Person, as well as for the benefit of his or her family
•Shares owned and held within the Company's 401(k) plan
•Unvested restricted stock awards.
Retention Requirements for Equity Awards:
•In the event a Subject Person is not meeting the Minimum Stock Ownership requirements, the Subject Person must retain
75% of shares, net of taxes, of each award as it vests and each stock option as it is exercised.
As of March 22, 2024, all current non-employee directors satisfy the ownership requirement. Since Mr. Fields is an executive officer of the Company (in addition to being a director), he must comply with the equity ownership guidelines applicable to his respective officer position. As of March 22, 2024, all NEOs satisfy the minimum ownership requirements.
Prohibition on Hedging Stock
Our Insider Trading Policy prohibits our directors, NEOs and all other insiders (including each of their designees) from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company's equity securities. Our Insider Trading Policy also prohibits our directors, NEOs and all other insiders (including each of their designees) from purchasing financial instruments or engaging in other problematic transactions involving the Company’s equity securities, including, puts, calls, collars, forward contracts or other derivative securities concerning the Company's equity securities. We prohibit such conduct since purchasing such financial instruments or engaging in such transactions would result in our insiders no longer being exposed to the full risks of ownership of the Company’s equity securities, which may weaken the alignment of our insiders with the objectives of the Company’s stockholders. Additionally, our directors, NEOs and all other insiders may not hold their Company equity securities in a margin account.
Clawback Policies
Our Company has a Compensation Adjustment and Recovery Policy for our NEOs. Pursuant to this policy (commonly referred to as a clawback policy), our NEOs are subject to a compensation clawback (with a three-year look-back period) that requires reimbursement of any bonus or incentive compensation (as well as the cancellation of unvested, restricted or deferred equity awards) in the event of officer misconduct that was a material factor causing a restatement of the Company’s financial statements.
In addition, effective October 2, 2023, the Board approved a new Executive Officer Compensation Recovery Policy (the "Mandatory
Clawback Policy"), that is designed to comply with, and will be interpreted pursuant to, Section 10D of the Exchange Act and the applicable rules of Nasdaq.  Under the Mandatory Clawback Policy, in the event of an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under applicable securities laws, including required accounting restatements to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded performance-based compensation previously paid to the Company's executive officers pursuant to the terms of the Mandatory
COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policy.  The Company is prohibited from indemnifying any executive officer (current or former) against the loss of erroneously awarded performance-based compensation and from paying or reimbursing any executive officer for the cost of insurance to cover any such loss.
COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation
Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based upon this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement and incorporated by reference in our Form 10-K.

Compensation Committee of the Board of Directors:
Angela E. Kouplen, Chair
A.H. McElroy II, Member
Bruce Ware, Member
The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.
COMPENSATION COMMITTEE REPORT

Compensation of Named Executive Officers
The “Summary Compensation Table” set forth below should be read in connection with the tables and narrative descriptions that follow. The “Grants of Plan-Based Awards Table”, and the description of the material terms of the non-qualified options and restricted stock awards granted in 2023  that follows it, provide information regarding the long-term equity incentives awarded to NEOs in 2023 that are also reported in the “Summary Compensation Table”. The “Outstanding Equity Awards at Fiscal Year End Table” and “Option
Exercises and Stock Vesting Table” provide further information on the NEOs’ potential realizable value and actual value realized with respect to their equity awards.
We did not have any pension plans, non-qualified deferred compensation plans or severance, retirement, termination, written or unwritten constructive termination or change in control arrangements for any of our NEOs for the year ended December 31, 2023.

Name and Principal Position(2)	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation (4) ($)	Total ($)
Gary D. Fields President and CEO	2023	745,192	—	2,240,116	562,500	1,421,143	37,834	5,006,785
	2022	720,192	144,343	1,108,912	419,259	962,283	46,473	3,401,462
	2021	676,923	—	814,152	623,176	722,700	75,157	2,912,108
Rebecca A. Thompson VP, Finance, Chief Financial Officer and Treasurer	2023	369,231	—	448,053	112,496	478,504	38,887	1,447,171
	2022	341,154	—	228,312	86,312	296,291	35,793	987,862
	2021	296,731	—	206,893	178,033	188,887	36,217	906,761
Stephen E. Wakefield VP, Chief Operating Officer	2023	327,115	—	313,501	78,785	409,057	41,116	1,169,574
	2022	312,115	—	205,474	77,681	280,453	36,096	911,819
	2021	287,308	—	310,100	267,050	199,379	22,387	1,086,224
Gordon D. Wichman VP, President of AAON Coil Products	2023	291,346	—	298,864	74,984	316,806	32,758	1,014,758
	2022	250,000	25,920	146,734	55,486	172,799	39,702	690,641
Robert P. Teis VP, Sales and Marketing	2023	275,000	—	269,085	158,362	230,024	53,471	985,942
	2022	221,897	—	52,852	25,358	73,107	119,444	492,658

(1)
See discussion of assumptions made in valuing these awards in the notes to our financial statements. The values reflect grant date fair value of awards. Compensation costs are recognized for options, performance share units and restricted stock awards over their requisite service

(2)
Ms. Thompson was promoted from Chief Accounting Officer to Vice President, Finance, Chief Financial Officer and Treasurer effective April 30,
2021.  Mr. Wichman was promoted to Vice President and Executive Vice President of AAON Coil Products, Inc. effective January 1, 2022 and subsequently promoted to President of AAON Coil Products effective February 24, 2023.  Mr. Teis was promoted to Vice President, Sales and
Marketing effective August 3, 2022.

(3)
All amounts relate to our Annual Cash Incentive Bonus Plan and are accrued at December 31st and paid in March of the following year.  See details in the above discussion under Annual Cash Incentive Bonuses.

(4)	All Other Compensation consists of the following amounts:

Name	Year	Match under 401(k) Plan (a)	Match to Health Savings Account (HSA) (b)	Life Insurance Premiums (c)	Other Bonuses (d)
Gary D Fields	2023	$34,650	$1,441	$1,428	$315
Rebecca A. Thompson	2023	$34,650	$2,450	$1,428	$359
Stephen E. Wakefield	2023	$34,650	$4,932	$1,428	$106
Gordon D. Wichman	2023	$26,015	$4,932	$1,428	$383
Robert P. Teis	2023	$23,607	$2,450	$1,428	$25,986

(a)	Represents matching contributions to the Company's 401(k) Plan by AAON.
(b)	Represents matching contributions by AAON to the employee's Health Savings Account.
(c)	Represents company-paid life insurance premiums.
(d)	Represents other bonuses awarded to the employees including years of service bonus. Mr. Teis includes $25,867 related to sales performance
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Grants of Plan-Based Awards
We award stock incentives to key employees and the NEOs either on the initial date of employment or due to performance incentives throughout the year. The 2023 grants to NEOs are reported in the table below.  All share numbers and prices have been adjusted to reflect stock splits.

		Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock/ Option Awards ($) (1)
Name	Grant Date	Thres hold (#)	Target (#)	Maxim um (#)
Gary D. Fields	4/06/23	3,274	6,547	13,094				552,653
	3/06/23	6,665	13,329	26,658				1,125,056
	3/06/23				9,333			562,407
	3/06/23					31,968	62.04	562,500
Rebecca A. Thompson	4/06/23	655	1,309	2,618				110,531
	3/06/23	1,333	2,665	5,330				224,986
	3/06/23				1,867			112,536
	3/06/23					6,394	62.04	112,496
Stephen E. Wakefield	4/06/23	458	916	1,832				77,359
	3/06/23	933	1,866	3,732				157,503
	3/06/23				1,305			78,639
	3/06/23					4,477	62.04	78,785
Gordon D. Wichman	4/06/23	437	873	1,746				73,687
	3/06/23	889	1,777	3,554				150,033
	3/06/23				1,246			75,144
	3/06/23					4,261	62.04	74,984
Robert P. Teis	4/06/23	327	654	1,308				55,202
	3/06/23	667	1,333	2,666				112,556
	3/06/23				750			45,195
	3/06/23				931			56,132
	3/06/23					5,805	62.04	102,143
	3/06/23					3,195	62.04	56,218

(1)	The grant date fair value of the stock awards is calculated in accordance with ASC Topic 718.
The aggregate grant date fair value as determined under FASB ASC Topic 718, Compensation - Stock Compensation, for 2023 with respect to options, restricted stock awards and PSUs granted to the NEOs is shown in the “Summary Compensation Table”.  The
“Grants of Plan-Based Awards Table” provides additional detail regarding the options, restricted stock awards and PSUs granted to
NEOs in 2023 including the exercise price and PSU payout levels.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
A discussion of 2023 salaries, bonuses and long-term incentive awards is included in “Executive Compensation”.
NEOs are not separately entitled to receive dividend equivalent rights with respect to each stock option; however, dividends are paid for restricted stock awards (retroactively upon vesting). Each non-qualified stock option award described in the “Grants of Plan-Based
Awards Table” above expires on the tenth anniversary of its associated grant date and vests in equal installments over three years.
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Restricted stock awards vest in equal installments over the course of three years. Restricted stock awards granted to Gary D. Fields vest over a three, two or one-year period (in the case of awards relating to his service as a director). In the case of awards relating to his service as an officer restricted stock awards vested over three years.
The PSUs vest based on the level of achievement with respect to the Company's TSR benchmarked against similar companies included in the capital goods sector of the S&P Smallcap 600 Index.  The TSR measurement period is three years.  At the end of the measurement period, each award will be converted into AAON common stock at 0% to 200% of the PSU held.
The following tables present information regarding outstanding equity awards as of December 31, 2023:
Option Awards:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date
Gary D. Fields	—	28,200	27.58	3/11/29
	38,736	25,824	29.48	3/11/30
	35,370	23,580	31.69	5/12/30
	31,461	15,730	48.91	3/11/31
	14,281	28,562	36.13	3/15/32
	—	31,968	62.04	3/6/33
Rebecca A. Thompson	27,850	—	24.63	1/02/28
	73,200	18,300	27.58	3/11/29
	24,939	16,626	29.48	3/11/30
	8,988	4,494	48.91	3/11/31
	2,940	5,880	36.13	3/15/32
	—	6,394	62.04	3/6/33
Stephen E. Wakefield	—	27,300	27.58	3/11/29
	—	25,392	29.48	3/11/30
	1,079	6,741	48.91	3/11/31
	2,646	5,292	36.13	3/15/32
	—	4,477	62.04	3/6/33
Gordon D. Wichman	7,302	—	21.58	10/23/28
	33,450	10,800	27.58	3/11/29
	9,468	6,312	29.48	3/11/30
	4,071	2,035	48.91	3/11/31
	1,890	3,780	36.13	3/15/32
	—	4,261	62.04	3/6/33
Robert P. Teis	8,175	—	24.50	2/28/28
	16,380	4,095	27.58	3/11/29
	4,761	3,174	29.48	3/11/30
	8,901	4,450	48.91	3/11/31
	790	1,580	38.01	9/2/32
	—	5,805	62.03	3/6/33
	—	3,195	62.04	3/6/33
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Stock Awards:

Name	Number of Unearned Shares That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (2)	Equity Incentive Plan Awards: Market Value of Shares of Stock That Have Not Vested ($)
Gary D. Fields	24,182	1,786,324	50,498	3,730,258
Rebecca A. Thompson	5,558	410,569	10,874	803,255
Stephen E. Wakefield	6,643	490,718	10,271	758,697
Gordon D. Wichman	3,307	244,288	6,679	493,356
Robert P. Teis	5,262	388,704	4,130	305,054

(1)
Represents RSAs that have not vested.  RSAs vest three years from the date of grant, at which time the grantee is entitled to receive one share of our common stock for each vested RSA, plus accrued dividends.  RSAs accrue dividends from the date of grant through the vesting date.  RSAs granted to Gary D. Fields in his capacity of a Director vest over his remaining term as a Director.  RSAs are scheduled to vest as

(2)
Represents PSUs that have not vested.  PSUs vest three years from the date of grant, at which time the holder is entitled to receive a percentage (0 to 200 percent) of the PSUs granted based on our TSR over the three-year performance period, compared with the TSR of the peer group.  One share of our common stock is payable in respect of each PSU granted that becomes vested.  The number of PSUs represented and their corresponding market value is based on 110% achievement at December 31, 2023 for awards vesting in 2024; target payout of 100% for awards vesting in 2025 and 2026.  PSUs are scheduled to vest as set forth in the table below.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Restricted Stock Vesting Schedule:
Name	# of Shares	Vesting Date
Gary D. Fields	3,111	on March 6, 2024
	4,632	on March 11, 2024
	3,938	on March 15, 2024
	705	on May 11, 2024
	382	on May 12, 2024
	3,111	on March 6, 2025
	870	on March 11, 2025
	3,939	on March 15, 2025
	383	on May 12, 2025
	3,111	on March 6, 2026
Rebecca A. Thompson	623	on March 6, 2024
	1,507	on March 11, 2024
	811	on March 15, 2024
	622	on March 6, 2025
	561	on March 11, 2025
	812	on March 15, 2025
	622	on March 6, 2026
Stephen E. Wakefield	435	on March 6, 2024
	3,024	on March 11, 2024
	729	on March 15, 2024
	435	on March 6, 2025
	855	on March 11, 2025
	730	on March 15, 2025
	435	on March 6, 2026
Gordon D. Wichman	416	on March 6, 2024
	805	on March 11, 2024
	521	on March 15, 2024
	415	on March 6, 2025
	213	on March 11, 2025
	522	on March 15, 2025
	415	on March 6, 2026
Robert P. Teis	560	on March 6, 2024
	1,287	on March 11, 2024
	305	on March 15, 2024
	816	on April 18, 2024
	96	on September 2, 2024
	559	on March 6, 2025
	675	on March 11, 2025
	306	on March 15, 2025
	96	on September 2, 2025
	562	on March 6, 2026
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Performance Unit Vesting Schedule:

Name	# of Shares	Vesting Date
Gary D. Fields	7,491	on March 15, 2024
	23,157	on March 15, 2025
	19,876	on March 15, 2026
Rebecca A. Thompson	2,140	on March 15, 2024
	4,767	on March 15, 2025
	3,974	on March 15, 2026
Stephen E. Wakefield	3,209	on March 15, 2024
	4,291	on March 15, 2025
	2,782	on March 15, 2026
Gordon D. Wichman	968	on March 15, 2024
	3,064	on March 15, 2025
	2,650	on March 15, 2026
Robert P. Teis	735	on March 15, 2024
	1,410	on March 15, 2025
	1,987	on March 15, 2026
The following table presents information regarding the exercise of stock options and vesting of stock by NEOs during 2023.

Name	Option Awards		Stock Awards
	Number of Shares Exercised (#)	Valued Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Valued Realized on Vesting ($)
Gary D. Fields	84,690	5,325,141	6,432	375,404
Rebecca A. Thompson	15,350	975,500	1,897	112,088
Stephen E. Wakefield	196,000	14,092,035	3,924	231,107
Gordon D. Wichman	14,430	918,553	2,297	130,938
Robert P. Teis	2,100	138,170	3,460	216,857
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-
K, we are providing the following information concerning the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Gary D. Fields, our CEO. For 2023, our last completed fiscal year:
•the median of the annual total compensation of all employees of our Company (excluding our CEO) was $61,188; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy
Statement, was $5,006,785.
Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation to all other employees for 2023 was 81.83 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
COMPENSATION OF NAMED EXECUTIVE OFFICERS

1.We determined that, as of December 31, 2023, our employee population consisted of approximately 3,856 individuals with all of these individuals located within the United States (as reported in Item 1, Business, in our Annual Report on Form 10-K
filed with the Securities and Exchange Commission on February 28, 2024 (our “Annual Report”)). This population consisted of our full-time, part-time and temporary employees.
a.We used December 31, 2023 for our determination date for ease of reconciling data back to tax and payroll records.
2.To identify the “median employee” from our employee population, we compared the amount of salary, wages, 401(k)
contributions and HSA contributions as reflected in our payroll records as reported to the Internal Revenue Service on Form
W-2 for 2023.
a.Based on our particular facts and circumstances, we determined annualizing the total compensation of our permanent partial year employees would not reasonably reflect the annual compensation of our employee population. As a result, we did not annualize the total compensation of our permanent employees who worked less than all of 2023 and therefore excluded such partial year employees from the employee population utilized in our calculations.
Since we historically widely distribute annual equity awards to all levels of our employees, such awards were included in our compensation measure.
1.We identified our median employee using this compensation measure, which was consistently applied to all of our employees included in the calculation. Since all of our employees (including our CEO) are located in the United States, we did not make any cost-of-living adjustments in identifying the median employee.
2.After identifying our median employee, we combined all of the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of
$61,188. The difference between such employee’s wages and the employee’s annual total compensation represents the estimated value of such employee’s 401(k) matching contributions, HSA matching contributions, and equity awards.
For the annual total compensation of our PEO, we use the amount reported in the “Total” column of our 2023 Summary
Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.
Pay Versus Performance
The following table sets forth information concerning the compensation of our PEO and other NEOs for each of the fiscal years ended
December 31, 2023, 2022, 2021 and 2020 and our financial performance for each such fiscal year:

Year	Summary Compensatio n Table total for PEO ($)	Compensatio n actually paid to PEO ($)	Average summary compensation total for non- PEO NEOs ($)	Average compensation actually paid to non-PEO NEOs ($)	Value of initial fixed $100 investment based on:		Net Income ($000s)	Net Sales ($000s)
					Total shareholder return ($)	S&P 600 Capital Goods Industry Group TSR ($)
2023	5,006,785	9,619,347	1,154,361	2,422,754	229.53	191.84	177,623	1,168,518
2022	3,401,462	3,844,215	848,828	733,570	155.24	138.76	100,376	888,788
2021	2,912,108	5,480,646	1,064,856	1,400,334	162.64	145.03	58,758	534,517
2020	2,387,673	6,460,946	1,285,424	3,065,868	135.70	115.68	79,009	514,551
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Year	PEO	Non-PEO NEOs
2023	Gary D. Fields	Rebecca A. Thompson, Stephen E. Wakefield, Gordon D. Wichman, Robert P. Teis
2022	Gary D. Fields	Rebecca A. Thompson, Stephen E. Wakefield, Larry G. Stewart, Gordon D. Wichman, Casey R. Kidwell
2021	Gary D. Fields	Norman H. Asbjornson, Scott M. Asbjornson, Rebecca A. Thompson, Stephen E. Wakefield, Larry G. Stewart
2020	Gary D. Fields	Norman H. Asbjornson, Scott M. Asbjornson, Rebecca A. Thompson, Stephen E. Wakefield
The table below provides the adjustments made to the Summary Compensation Table total compensation to arrive at the compensation actually paid for the PEO and the average for the Non-PEO NEOs:

	2020		2021		2022		2023
	PEO	Average for Non- PEO NEOs	PEO	Average for Non- PEO NEOs	PEO	Average for Non- PEO NEOs	PEO	Average for Non- PEO NEOs
Less: Fair value of equity awards reported in Summary Compensation Table for applicable year	(1,310,542)	(666,094)	(1,437,328)	(464,911)	(1,528,171)	(271,436)	(2,802,616)	(438,525)
Add: Fair value of equity awards granted in applicable year at year end	2,678,303	1,680,209	1,633,142	478,526	2,760,769	491,969	3,309,701	520,978
Change in fair value of unvested equity awards from prior years	2,088,973	601,986	1,944,716	420,880	(500,273)	(139,312)	3,566,691	945,328
Change in fair value of vested equity awards from prior years	614,783	163,694	424,930	11,506	(294,512)	(79,925)	531,390	237,614
Less: Fair value of equity awards forfeited during the covered year	—	—	—	(111,693)	—	(117,768)	—	—
Add: Dividends paid	1,756	649	3,078	1,170	4,940	1,214	7,396	2,998
Total Adjustments	4,073,273	1,780,444	2,568,538	335,478	442,753	(115,258)	4,612,562	1,268,393
All fair value calculations were performed in accordance with the provisions of FASB ASC Topic 718 and consistent with the methods utilized to calculate grant date fair values as disclosed in Note 14 - Share-Based Compensation to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023. Non-qualified stock option fair values are calculated based on the Black-Scholes option pricing model. Adjustments have been made using our stock price as of each measurement date and updated assumptions for expected term, volatility, dividend yield and interest rates. Restricted stock award adjustments have been made using our stock price as of each measurement date and updated assumptions for interest rates and dividend yield and accrued dividends for vesting restricted stock awards. For PSUs, adjustments at each measurement date have been made based on the expected level of achievement with respect to the Company's TSR benchmarked against the S&P 600
Capital Goods Industry Group.
Narrative to Pay Versus Performance Table
For the year ending December 31, 2023, the most important financial performance measures used to link compensation actually paid to our NEOs to Company performance were net sales, operating profit and our TSR. Our NEO's target total compensation is tied to performance goals aligned with our stockholders' interest. The majority of target compensation was weighted toward long-term equity performance and time-based awards and the financial performance metric was TSR. The short-term incentive program's funding metrics are net sales and operating profit.
COMPENSATION OF NAMED EXECUTIVE OFFICERS

The graphs below depict the relationship between compensation actually paid and the Company's cumulative total shareholder return, net income, net sales and operating profit:
COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table sets forth information concerning our equity compensation plans as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)
Column	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,619,585	33.09	5,070,436
Equity compensation plans not approved by security holders (2)	—	—	—
Total	3,619,585	33.09	5,070,436

(1)
Consists of shares covered by stock options granted under the 2007 LTIP, as amended, and the 2016 Incentive Plan, as amended.  The stock options outstanding as of December 31, 2023 have a weighted-average remaining term of 5.99 years.

(2)	We do not maintain any equity compensation plans that have not been approved by the stockholders.
COMPENSATION OF NAMED EXECUTIVE OFFICERS

Proposal No. 3 - Advisory Vote on Executive Compensation
Our Board is asking our stockholders to vote, on an advisory basis, to approve the compensation of our NEOs, as disclosed in this
Proxy Statement in accordance with SEC rules and Section 14A of the Exchange Act. We recognize the interest our stockholders have in the compensation of our executives and this proposal gives us the opportunity to obtain the views of stockholders on the effectiveness of our executive compensation program. This vote is not intended to address any specific item of compensation, but rather concerns the overall compensation of our NEOs, and the policies and practices described in this Proxy Statement. Because this vote is advisory, it is therefore not binding on the Company. However, the Board and the Compensation Committee value the opinions of our stockholders, and will consider our stockholders’ views, including what, if any, actions may be appropriate to address any concerns identified through the advisory vote.
Say-On-Pay
At the Company’s 2021, 2022 and 2023 annual meetings of stockholders, approximately , 96%, 95% and 94%, respectively, of the votes cast, respectively, supported the Company’s say-on-pay proposal. As noted above, our Board has decided to conduct say-on-
pay votes every year following our 2020 Annual Meeting so that our stockholders may express their views on our executive compensation program on an annual basis.
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board recommends that the stockholders approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary
Compensation Table and the other related tables and disclosures.”
Vote Required
Approval of Proposal No. 3 will require the affirmative vote of a majority of the votes cast on the proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board:
The Board unanimously recommends that stockholders vote FOR Proposal No. 3.
PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Transactions with Related Persons
The following represents a summary of transactions with related persons throughout Fiscal Year 2023 in accordance to our Code of
Business Conduct and Ethics:

Related Party	Nature of Business Transaction	Amounts*
Fields Mechanical Systems(1)	Sales and Purchases	Total Sales: $7.8 million Total Purchases: $0.2 million
Norman H. Asbjornson(2)	Sales and Purchases	Total Sales: $— million Total Purchases: $0.6 million
Kvichak Lodge(3)	Purchases	Total Purchases: $0.2 million
N25VR, LLC(4)	Purchases	Total Purchases: $0.4 million

(1)
The Company sells products to Fields Mechanical Systems, which is owned by the brother of our CEO, Gary Fields. This entity is also one of the Company's independent sales representatives and as such, the Company makes payments to the entity for third party products, which are reflected in our financial statement as amounts Due to Representatives. The Company had $1.0 million in outstanding receivables from Fields
Mechanical Systems at December 31, 2023.

(2)	The Company sometimes makes sales to Norman Asbjornson and makes payments to Mr. Asbjornson related to a consulting agreement. The Company had $0.1 million due to Mr. Asbjornson at December 31, 2023.
(3)	The Company made payments to Kvichak Lodge, a hunting and fishing lodge in Alaska, which is partially owned by Mr. Fields, CEO, for various Company meetings.
(4)	The Company leases flight time of an aircraft partially owned by our current President, Matt Tobolski, and Vice President, Dave Benson.
*	Amounts of "$— million" are less than one hundred thousand dollars.
Our Code of Business Conduct and Ethics guides the Board in its actions and deliberations with respect to related party transactions.
Under the Code, conflicts of interest, including any involving the directors or any NEOs, are prohibited except under any guidelines approved by the Board. Only the Board may waive a provision of the Code of Business Conduct and Ethics for a director or a NEO, and only then in compliance with all applicable laws, rules and regulations.
TRANSACTIONS WITH RELATED PERSONS

Proposal No. 4 - Amendment of Articles of Incorporation
Our Board unanimously approved an amendment to the Articles of Incorporation of the Company to increase its total authorized shares of common stock from 100,000,000 to 200,000,000 shares, as further described below.  The full text of the proposed amendment to Article IV of our Articles of Incorporation is attached to this Proxy Statement as Annex A.
Currently, we are authorized to issue 100,000,000 shares of common stock.  The Board has determined that increasing the authorized shares of common stock from 100,000,000 to 200,000,000 is desirable and in the stockholders’ best interest because it will provide the Company with flexibility to consider and respond to future business needs and strategic opportunities as they arise from time to time, including, among other things, in connection with financing and acquisition needs and/or opportunities, capital raising, joint ventures, restructurings, stock splits, business combinations, and investments, although we have no immediate plans to do so.
The proposed increase in authorized common stock has been prompted by business and financial considerations.  If stockholders do not approve the proposed increase in authorized common stock, there will be no immediate impact on the Company; however, failure to approve the increase in authorized common stock may limit our future options with respect to the corporate purposes set forth above.
Vote Required
Approval of Proposal No. 4 will require the affirmative vote of a majority of the Company's outstanding shares of common stock entitled to vote on the proposal.  As a result, abstentions and broker non-votes will have the effect of a vote against the proposal.
Recommendation of the Board:
The Board unanimously recommends that stockholders vote FOR Proposal No. 4.
PROPOSAL NO. 4 - AMENDMENT OF ARTICLES OF INCORPORATION

Proposal No. 5 - Approval of 2024 Incentive Plan
The Board of Directors of the Company (the “Board of Directors”) has adopted, subject to stockholder approval, the AAON, Inc. 2024
Long-Term Incentive Plan (hereinafter called the “2024 Incentive Plan”).  The 2024 Incentive Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, contractors, and non-employee directors.  The 2024 Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or common shares.  The 2024 Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, contractors, and non-
employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.  Upon the approval of the 2024 Incentive Plan by the stockholders of the Company, the Prior Plan (defined below under “Description of the 2024 Incentive Plan – Share Authorization”) will terminate and no further awards will be issued pursuant to the Prior Plan on or after the date of such approval.  It is the judgment of the Board of Directors that the 2024 Incentive Plan is in the best interest of the Company and its stockholders.
Description of the 2024 Incentive Plan
The following is a brief description of the 2024 Incentive Plan.  A copy of the 2024 Incentive Plan is attached as Annex B to this Proxy
Statement, and the following description is qualified in its entirety by reference to the 2024 Incentive Plan.
Purpose.  The purpose of the 2024 Incentive Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries.
Effective Date and Expiration.  The 2024 Incentive Plan was adopted by the Board of Directors on March 21, 2024 (the “Board
Approval Date”), subject to and conditioned upon stockholder approval of the 2024 Incentive Plan.  The 2024 Incentive Plan will become effective on the date of stockholder approval of the 2024 Incentive Plan (the “Effective Date”), if the stockholders so approve the 2024 Incentive Plan.  Unless sooner terminated by the Board of Directors, the 2024 Incentive Plan will terminate and expire on the tenth anniversary of the Effective Date.  No award may be made under the 2024 Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.
Share Authorization. Subject to certain adjustments, the number of the Company’s common shares that may be issued pursuant to awards under the 2024 Incentive Plan is [3,150,000], plus the number of shares subject to outstanding awards that were granted pursuant to the AAON, Inc. 2016 Long-Term Incentive Plan, which was originally adopted at the May 24, 2016 annual meeting of stockholders and amended at the May 15, 2018 and May 12, 2020 annual meetings of stockholders (as amended, the “Prior Plan”),to the extent that on or after the Effective Date such outstanding awards are forfeited, expire, or are cancelled or are settled in cash (the
"Prior Plan Awards").  One hundred percent of the available shares may be delivered pursuant to incentive stock options.  The 2024
Incentive Plan also provides that no more than 5% of the common shares that may be issued pursuant to an award under the 2024
Incentive Plan may be designated as “Exempt Shares.”  “Exempt Shares” are awards that are granted with more favorable vesting provisions than the vesting provisions otherwise required by the 2024 Incentive Plan.  In determining the number of the Company's common shares that may be issued pursuant to awards under the 2024 Incentive Plan, the number reflects a reduction for any shares granted under the Prior Plan between December 31, 2023 and the Effective Date.
Shares issued under the 2024 Incentive Plan may be drawn down from the Company's authorized and unissued common shares or, common shares now held or subsequently acquired by the Company as treasury shares, or common shares purchased by the
Company on the open market or otherwise. During the term of the 2024 Incentive Plan, the Company will at all times reserve and keep enough common shares available to satisfy the requirements of the 2024 Incentive Plan.  If an award under the 2024 Incentive
Plan (or a Prior Plan Award) is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2024 Incentive Plan.
Awards that may be satisfied either by the issuance of common shares or by cash or other consideration shall be counted against the maximum number of common shares that may be issued under the 2024 Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of common shares.  Common shares otherwise deliverable pursuant to an award that are withheld upon exercise or vesting of stock option or stock appreciation right for purposes of
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

paying the exercise price or tax withholdings may again be awarded pursuant to the provisions of the 2024 Incentive Plan and shall not be counted against the maximum number of available shares.  Awards will not reduce the number of common shares that may be issued, however, if the settlement of the award will not require the issuance of common shares.  Only shares forfeited back to the
Company, shares cancelled on account of termination, or expiration or lapse of an award, shall again be available for grant of incentive stock options under the 2024 Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of common shares that may be delivered pursuant to incentive stock options.
Limitation on Outside Director Awards. No outside director may be granted an award or awards denominated in shares that exceed in the aggregate $400,000 in fair market value (such fair market value computed on the date of grant) in any calendar year period, plus an additional $400,000 in fair market value (determined as of the date of grant) for one-time awards to a newly appointed or elected outside director. This limit will not apply to any award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers.
Administration.  The 2024 Incentive Plan will be administered by the Compensation Committee of the Board of Directors or such other committee of the Board of Directors as is designated by the Board of Directors (the “Committee”).  Membership on the
Committee shall be limited to independent directors who are “non-employee directors” in accordance with Rule 16b-3 under the
Securities Exchange Act of 1934.  The Committee may delegate certain duties to one or more officers of the Company as provided in the 2024 Incentive Plan.  The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, interpret the 2024 Incentive Plan, establish and revise rules and regulations relating to the 2024 Incentive Plan and make any other determinations that it believes necessary for the administration of the 2024 Incentive Plan.
Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the
Company and its subsidiaries whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2024 Incentive Plan.  As of [March 22, 2024], the Company had
approximately 3,700 employees and 6 outside directors.  The Committee, in its sole discretion, shall select the employees, contractors, and directors who will participate in the 2024 Incentive Plan in order to attract, reward and retain top performers and key management.
Financial Effect of Awards.  The Company will receive no monetary consideration for the granting of awards under the 2024 Incentive
Plan, unless otherwise provided when granting restricted stock or restricted stock units.  The Company will receive no monetary consideration other than the option price for common shares issued to participants upon the exercise of their stock options and the
Company will receive no monetary consideration upon the exercise of stock appreciation rights.
Stock Options.  The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations)
are eligible to receive incentive stock options.  Stock options may not be granted with an option price less than 100% of the fair market value of a common share on the date the stock option is granted.  If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a common share on the date of grant.  No dividends or dividend equivalent rights may be paid or granted with respect to any stock option granted under the Plan. The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years.
Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft or money order payable to the order of the
Company, (ii) by delivering to the Company common shares already owned by the participant having a fair market value equal to the aggregate option exercise price, (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the common shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv)
by any other form of valid consideration that is acceptable to the Committee in its sole discretion.
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs), or in conjunction with stock options granted under the 2024 Incentive Plan (or tandem SARs).  A SAR is the right to receive an amount equal to the excess of the fair market value of a common share on the date of exercise over the exercise price.
The exercise price may be equal to or greater than the fair market value of a common share on the date of grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable on the exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted.  No dividends or dividend equivalent rights may be paid or granted with respect to any SAR. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised.  The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which the value will be delivered to participants (whether made in common shares, in cash or in a combination of both).  The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the
Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.
Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.
Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant.  Restricted stock units are the right to receive common shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the
Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant.  The
Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.  The value of the restricted stock units may be paid in common shares, cash, or a combination of both, as determined by the Committee.
Performance Awards. The Committee may grant performance awards payable in cash, common shares, or a combination thereof at the end of a specified performance period.  Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period.  The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2024 Incentive Plan, and to the extent an award is subject to Section 409A of the
Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance.
In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards.  If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.
Other Awards. The Committee may grant other forms of awards payable in cash or common shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2024 Incentive Plan.  The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.
Dividend Equivalent Rights.  The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid as an award vests or may be deemed to be reinvested in additional common shares, which common shares shall be subject to the same vesting conditions as the award to which they relate. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or common shares. No dividend equivalent right may be paid or granted with respect to any stock option or SAR.
Performance Goals. Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or common shares) under the 2024 Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cash flow return;
cost; revenues and/or revenue targets; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating margin or contribution margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis);
operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; an economic value added formula;
debt reduction; sales growth; price of the Company’s common shares; return on assets, net assets, investment, capital, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any of the foregoing goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of peer competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company’s annual meeting of stockholders (“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and
Analysis section of the Company’s Annual Report on Form 10-K.
Vesting of Awards; Forfeiture; Assignment.  Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2024
Incentive Plan.  Except to the extent an Award is for Exempt Shares or a substitution for an award granted by other entities, all awards granted by the Committee must vest no earlier than one (1) year after the date of grant, except an award agreement may provide for accelerated or earlier vesting (irrespective of the time lapsed from the date of grant) in the case of (i) the participant's death or total and permanent disability; (ii) the participant's termination of service due to the participant's retirement; or (iii) a change in control; provided, however, with respect to performance awards, the Committee may only approve the acceleration of vesting and/
or cash-out in connection with a change in control if (x) the amount payable or vested is payable either, as selected by the
Committee, at the target level (regardless of actual performance) or based the actual achievement of the performance goals for such performance award determined as of the date of the change in control, and/or (y) the amount to be paid or vested under the performance award on the change in control is prorated based on the time elapsed in the applicable performance period between the performance award’s date of grant and the change in control. With respect to awards made on the date of an annual stockholders meeting to outside directors, the one (1) year vesting period required shall be deemed satisfied if such award vests on the earlier of the first anniversary of the date of grant or the first annual stockholders meeting following the date of grant, provided that it is not less than 50 weeks following the date of grant.  Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the date on which all or any portion of an award may be vested or waive the restriction period for awards at any time.  In addition, the
Committee may, in its sole discretion, grant awards with more favorable vesting provisions, provided that the common shares subject to such awards shall be designated as Exempt Shares. As discussed above, only 5% of the common shares that may be issued pursuant to an award under the 2024 Incentive Plan may be designated as Exempt Shares.
The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service.  The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.  Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.
Awards granted under the 2024 Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of nonqualified stock options or SARs to: (a) the spouse (or former spouse), children or grandchildren of the participant
(“Immediate Family Members”); (b) a trust or trusts for the exclusive benefit of such Immediate Family Members; (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or
Immediate Family Members; (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

provision; or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.
Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of the common shares or other securities of the Company, issuance of warrants or other rights to purchase common shares or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the
Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (a) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards, (b) the number of shares and type of common shares (or other securities or property) subject to outstanding awards, (c) the option price of each outstanding award, (d) the amount, if any, the
Company pays for forfeited common shares in accordance with the terms of the 2024 Incentive Plan, and (e) the number of or exercise price of common shares then subject to outstanding SARs previously granted and unexercised under the 2024 Incentive
Plan to the end that the same proportion of the Company’s issued and outstanding common shares in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of common shares (or other securities or property) subject to any award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2024 Incentive Plan or any stock option to violate Section 422 of the
Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
Amendment or Discontinuance of the 2024 Incentive Plan.  The Board of Directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend or discontinue the 2024 Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2024 Incentive Plan and any awards under the
2024 Incentive Plan to continue to comply with Sections 421, and 422 of the Code (including any successors to such Sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which the
Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors regarding amendment or discontinuance of the 2024 Incentive Plan may adversely affect any rights of any participants or obligations of the
Company to any participants with respect to any outstanding award under the 2024 Incentive Plan without the consent of the affected participant.
No Repricing of Stock Options or SARs.  The Committee may not, without the approval of the Company’s stockholders, “reprice” any stock option or SAR.  For purposes of the 2024 Incentive Plan, “reprice” means any of the following or any other action that has the same effect:  (a) amending a stock option or SAR to reduce its exercise price or base price, (b) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a common share in exchange for cash or a stock option,
SAR, award of restricted stock or other equity award with an exercise price or base price less than the exercise price or base price of the original stock option or SAR, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization;
(y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2024 Incentive Plan.
Recoupment for Restatements.  The Committee may recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Board of Directors from time to time.
Federal Income Tax Consequences. The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2024 Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.
If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.
Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the common shares over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options. In addition to the foregoing, if the fair market value of the common shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
The tax treatment of any common shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive stock option was granted or one year after the common shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of common shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
If the participant disposes of common shares acquired by exercise of an incentive stock option prior to the expiration of the Holding
Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common shares is greater than the fair market value of the common shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the common shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common shares will be treated as capital gain. However, if the price received for common shares acquired by exercise of an incentive stock option is less than the fair market value of the common shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common shares.
Non-qualified Stock Options.  A participant generally will not recognize income at the time a non-qualified stock option is granted.
When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the common shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common shares acquired under a non-qualified stock option will be equal to the option price paid for such common shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of common shares acquired by exercise of a non-qualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares.
If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
Special Rule if Option Price is Paid for in Common Shares. If a participant pays the option price of a non-qualified stock option with previously-owned shares of the Company’s common shares and the transaction is not a disqualifying disposition of common shares previously acquired under an incentive stock option, the common shares received equal to the number of common shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these common shares received will be equal to the participant’s tax basis and holding period for the common shares surrendered. The common shares received in excess of the number of common shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these common shares will be
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.
If the use of previously acquired common shares to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of common shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common shares surrendered, determined at the time such common shares were originally acquired on exercise of the incentive stock option, over the aggregate option price paid for such common shares. As discussed above, a disqualifying disposition of common shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the common shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.
Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the common shares granted as restricted stock at such time as the common shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common shares to recognize ordinary income on the date of transfer of the common shares equal to the excess of the fair market value of such shares
(determined without regard to the restrictions on such common shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such common shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.
Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.
Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the
Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.
Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2024 Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal
Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, the
Company will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to the
Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents, accept delivery of common shares with an aggregate fair market value that equals or exceeds the required tax withholding payment.  Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the
Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of
Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section
162(m) of the Code.
Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to
“covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017.  This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.
If an individual’s rights under the 2024 Incentive Plan are accelerated as a result of a change in control and the individual is a
“disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.
Interest of Directors and Executive Officers.  All members of the Board of Directors and all executive officers of the Company are eligible for awards under the 2024 Incentive Plan and thus, have a personal interest in the approval of the 2024 Incentive Plan.
Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2024 Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.
On [March 22, 2024], the fair market value of a common share of the Company was [$86.45].
Vote Required
Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the common shares present, in person or by proxy, and entitled to vote on the proposal.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on the approval.
Recommendation of the Board:
The Board unanimously recommends that stockholders vote FOR Proposal No. 5.
PROPOSAL NO. 5 - APPROVAL OF 2024 INCENTIVE PLAN

Stockholder Proposals For 2025 Annual Meeting
Stockholder proposals intended to be presented at the 2025 Annual Meeting and to be included in our Proxy Statement must be received at our executive offices, 2425 South Yukon Avenue, Tulsa, Oklahoma 74107, no later than December 9, 2024.
However, a stockholder who otherwise intends to present business at the 2025 Annual Meeting of stockholders, including nominations of persons to our Board of Directors, must also comply with the requirements set forth in our Bylaws. The procedures in the  Bylaws provide, among other things, that to bring business before an annual meeting or to nominate a person for our Board of
Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of AAON not less than 90 days nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting. Thus, a notice of a stockholder proposal or nomination for the 2025 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8 of the Exchange
Act, as amended, will be untimely if given before January 16, 2025 or after February 15, 2025.
STOCKHOLDERS PROPOSALS FOR 2025 ANNUAL MEETING

Other Matters
The Board knows of no business to be brought before the 2024 Annual Meeting other than as set forth above. If others matters properly become before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.
OTHER MATTERS

Overview of Proposals
This Proxy Statement contains five proposals requiring stockholder action:
•Proposal No. 1 requests the election of three directors to the Board of Directors.
•Proposal No. 2 requests that stockholders vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024.
•Proposal No. 3 requests that stockholders vote on a non-binding advisory resolution approving the Company's executive compensation.
•Proposal No. 4 requests that stockholders approve the amended of the Articles of Incorporation of the Company to increase its total authorized shares of common stock from 100,000,000 to 200,000,000 shares, as further described below.  The full text of the proposed amendment is attached to this Proxy Statement as Annex A.
•Proposal No. 5 requests that stockholders approve the AAON, Inc. 2024 Long-Term Incentive Plan (the "2024 Incentive
Plan").  The full text of the proposed 2024 Incentive Plan is attached in this Proxy Statement as Annex B.
By Order of the Board of Directors

Gary D. Fields
Chief Executive Officer
Tulsa, Oklahoma
[April 8, 2024]
OVERVIEW OF PROPOSALS
Annex A
Certificate of Amendment to Articles of Incorporation
Article IV is hereby amended by deleting the first paragraph thereof in its entirety, and in lieu thereof the following new first paragraph of Article IV shall be inserted:
“Article IV.  Capital Stock.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is
205,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $.001 per share (hereinafter the “Preferred Stock”), and 200,000,000 shares of common stock, par value $.004 per share (hereinafter the “Common Stock”). The Common Stock shall be non-assessable and shall not have cumulative voting rights.”
ANNEX A

Annex B
AAON, INC. 2024
LONG-TERM INCENTIVE PLAN
The AAON, Inc. 2024 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of AAON, Inc., a Nevada corporation (the “Company”) on March 21, 2024 (the “Board Approval Date”) to be effective as of the date the Plan is approved by the Company's shareholders at the Company's next Annual Shareholder Meeting (the “Effective Date”). The Plan replaces and supersedes the AAON, Inc. 2016 Long-Term Incentive Plan, as amended (the “2016 Plan”) in its entirety.  The 2016 Plan shall terminate on the Effective Date, and no future awards may be granted thereunder after the Effective Date, provided that the 2016
Plan shall continue to apply to awards granted under the 2016 Plan prior to the Effective Date.
ARTICLE 1.
PURPOSE
The purpose of the Plan is to provide an incentive for employees, directors and certain consultants and advisors of the Company or its Subsidiaries to remain in the service of the Company or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its Subsidiaries.
With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.
ARTICLE 2.
DEFINITIONS
For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:
2.1“2016 Plan” is defined in the preamble to the Plan.
2.2“Annual Shareholders Meeting” means the annual general meeting of the shareholders of the Company, as established by the Board.
2.3“Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.
2.4“Authorized Officer” is defined in Section 3.2(b) hereof.
2.5“Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR,
Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).
2.6“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
ANNEX B

2.7“Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.
2.8“Board” means the board of directors of the Company.
2.9“Board Approval Date” is defined in the preamble to the Plan.
2.10“Business Combination” is defined in Section 2.13 hereof.
2.11“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the
State of Oklahoma are authorized or obligated by law or executive order to close.
2.12“Cause” with respect to any Participant that is an Employee, means termination of the Participant’s employment by the Company because of:  (a) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude;
(b) the Participant’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Participant’s commission of material mismanagement in the conduct of the Participant’s duties as assigned to him or her by the Board or the Participant’s supervising officer or officers of the Company or any Subsidiary; (d) the Participant’s willful failure to execute or comply with the policy of the Company or any of its Subsidiaries or the Participant’s stated duties as established by the Board or the Participant’s supervising officer or officers of the Company or any Subsidiary or the Participant’s intentional failure to perform the Participant’s stated duties; or (e) substance abuse or addiction on the part of the Participant. Notwithstanding the foregoing, in the case of any
Participant who, subsequent to the effective date of this Plan, enters into an employment agreement with the Company or any
Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Participant if such Employment Agreement expressly so provides.
2.13“Change in Control” means the occurrence of any of the following events:
(i)        The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the
Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act)
of 50% or more of either (x) the then outstanding shares of Common Stock of the Company (the “Outstanding Corporation
Common Stock”) or (y) the combined voting power of the then outstanding Voting Securities (the “Outstanding
Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:  (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C)
any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses
(A), (B) and (C) of paragraph (iii) below; or
(ii)        Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the
Board; or
(iii)      Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting
Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding Voting
Securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business
Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding
ANNEX B

shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding Voting Securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of  the action of the Board, providing for such Business Combination; or
(iv)      Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing provisions of this Section 2.13, if an Award issued under the Plan is subject to Section 409A of the
Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.
2.14“Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.
2.15“Code” means the United States Internal Revenue Code of 1986, as amended.
2.16“Committee” means the Compensation Committee of the Board or a subcommittee appointed by either the
Compensation Committee or the Board or such other committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.
2.17“Common Stock” means the common stock, par value $0.004 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the
Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
2.18“Company” means AAON, Inc., a Nevada corporation, and any successor entity.
2.19“Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, as an independent contractor, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the
Company’s securities.
2.20“Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the
Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain.  For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.
2.21“Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable
Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
2.22“Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the
Participant to whom the Award is made.
2.23“Effective Date” is defined in the preamble to the Plan.
2.24“Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.
2.25“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
ANNEX B

2.26“Exempt Shares” means shares of Common Stock subject to an Award that has been granted with (or that has been amended by the Committee to include) more favorable vesting provisions than those set forth in Section 7.2.  No more than five percent (5%) of the shares of Common Stock that may be delivered pursuant to Awards may be shares designated as “Exempt Shares.
2.27“Exercise Date” is the date (a) with respect to any Stock Option, that the Participant has delivered both the
Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award); and (b) with respect to any
SAR, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.
2.28“Exercise Notice” is defined in Section 8.3(b) hereof.
2.29“Fair Market Value” means, for a particular day:
(a)        If shares of Common Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or
(b)        If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.29(a) and if sales prices for shares of Common Stock of the same class in the over-the-counter market are reported by The NASDAQ Stock Market LLC (“NASDAQ”) (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or
(c)        If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.29(a) and sales prices for shares of Common Stock of the same class are not reported by NASDAQ
(or a similar system then in use) as provided in Section 2.29(b), and if bid and asked prices for shares of Common Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by OTC Markets Group, Inc.)
at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business
Day before the date in question; or
(d)        If shares of Common Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Section 2.29(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or OTC Markets
Group, Inc.) as provided in Section 2.29(b) or Section 2.29(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or
(e)        If shares of Common Stock of the same class are listed or admitted to unlisted trading privileges as provided in Section 2.29(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or OTC Markets
Group, Inc.) as provided in Section 2.29(b), Section 2.29(c) or Section 2.29(d) at the date of determining the Fair Market
Value, but the volume of trading is so low that the Board determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Sections 2.29(a), (b), (c) or (d).
For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question.
2.30“Immediate Family Members” is defined in Section 15.8 hereof.
2.31“Incentive” is defined in Section 2.5 hereof.
ANNEX B

2.32“Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.
2.33“Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election was approved by the shareholders holding a majority of the Voting Securities or (in the case of a vacancy in the board) by appointment by the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a
Person other than the Incumbent Board.
2.34“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan.  The Committee may utilize one or more Independent Third Parties.
2.35“Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an
Incentive Stock Option.
2.36“Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
2.37“Other Award” means an Award issued pursuant to Section 6.9 hereof.
2.38“Outside Director” means a director of the Company who is not an Employee or a Contractor.
2.39“Outstanding Corporation Common Stock” is defined in Section 2.13(a).
2.40“Outstanding Corporation Voting Securities” is defined in Section 2.13(a).
2.41“Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.
2.42“Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.
2.43“Performance Criteria” is defined in Section 6.10 hereof.
2.44“Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.
2.45“Person” is defined in Section 2.13(a) hereof.
2.46“Plan” means this AAON, Inc. 2024 Long-Term Incentive Plan, as amended from time to time.
2.47“Prior Plan Awards” means (i) any awards under the Prior Plans that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or are canceled; and (ii) any shares subject to awards relating to
Common Stock under the Prior Plans that, on or after the Effective Date, are settled in cash.
2.48“Prior Plans” means (i) the AAON, Inc. Long-Term Incentive Plan, as amended; and (ii) the 2016 Plan.
2.49 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the
Exchange Act.
2.50“Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.
ANNEX B

2.51“Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the
Committee.
2.52“Restriction Period” is defined in Section 6.4(b)(i) hereof.
2.53“Retirement” shall have the meaning set forth in the Participant’s Award Agreement.
2.54“SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.
2.55“SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.
2.56“Shares Available” is defined in Section 5.1 hereof.
2.57“Spread” is defined in Section 12.4(b) hereof.
2.58“Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.
2.59“Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above.  “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.
2.60“Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary
ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a
Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a
Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason.  Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a
Participant who is an Employee becomes an Outside Director or Contractor or vice versa.  If, however, a Participant who is an
Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that
Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.  Notwithstanding the foregoing provisions of this Section 2.60, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of
“Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section
409A of the Code and the regulations or other guidance issued thereunder.
2.61“Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the
Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.  Notwithstanding the foregoing provisions of this Section 2.61, in the event an
Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for
ANNEX B

purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
ARTICLE 3.
ADMINISTRATION
3.1General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”).
The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  At any time there is no Committee to administer the
Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.
Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule
16b-3 promulgated under the Exchange Act.  The Committee shall select one of its members to act as its Chairman.  A majority of the
Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.
3.2Designation of Participants and Awards.
(a)The Committee or the Board shall determine and designate from time to time the eligible persons to whom
Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of
Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan.  The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).  Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the
Committee, or if such member is the only member of the Committee, by the Board.
(b)Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i)
designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the
Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.
3.3Authority of the Committee.  The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements,
(b) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (c)
establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan.  Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.  The
Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.
The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan.  Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.
ANNEX B

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act,
Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the
Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.
ARTICLE 4.
ELIGIBILITY
Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options.
The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside
Director.  Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine.
Except as required by this Plan, Awards need not contain similar provisions.  The Committee’s determinations under the Plan
(including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.
ARTICLE 5.
SHARES SUBJECT TO PLAN
5.1Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is [3,150,000]1 shares plus any Prior Plan
Awards (collectively, the “Shares Available”). One hundred percent (100%) of the Shares Available may be delivered pursuant to
Incentive Stock Options.  Shares issued under the Plan may be drawn from the Company’s authorized and unissued shares or shares of Common Stock now held or subsequently acquired by the Company as treasury shares, or Common Stock purchased by the Company on the open market or otherwise.  During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.
5.2Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan.  Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Shares of Common Stock otherwise deliverable pursuant to an Award that are withheld upon exercise or vesting of an Award for purposes of paying the exercise price or tax withholdings may again be awarded pursuant to the provisions of this Plan and shall not be counted against the maximum number of shares of Common Stock that may be issued under this Plan.
Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the
Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, or shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common
Stock that may be delivered pursuant to Incentive Stock Options.
5.3Limitation on Outside Director Awards.  No Outside Director may be granted any Award or Awards denominated in shares that exceed in the aggregate $400,000 in Fair Market Value (such Fair Market Value computed as of the Date of Grant) in any calendar year period, plus an additional $400,000 in Fair Market Value (determined as of the Date of Grant) for one-time awards
ANNEX B

1 3,150,000 shares less any shares granted under the Prior Plan between 12/31/2023 and the Effective Date.
to a newly appointed or elected Outside Director. The foregoing limit shall not apply to any Award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers.
ARTICLE 6.
GRANT OF AWARDS
6.1In General.
(a)The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award
Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award.  .  Any Award that is an Incentive Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Board Approval Date.
The Plan shall be submitted to the Company’s shareholders for approval at the first shareholder meeting after the Board
Approval Date and no Awards may be granted under the Plan prior to the date of shareholder approval.  The grant of an
Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.
(b)If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
(c)Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
6.2Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified
Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of
Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than  ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.  No dividends or Dividend Equivalent Rights may be paid or granted with respect to any Stock Option granted hereunder.
6.3Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which
Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such
Employee during any calendar year to exceed $100,000.  To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock
Option stock on the Company’s stock transfer records.
6.4Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock
Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code
ANNEX B

and the regulations or other guidance issued thereunder.  The provisions of Restricted Stock need not be the same with respect to each Participant.
(a)Legend on Shares.  The Company shall electronically register the Restricted Stock awarded to a
Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.  No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the
Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the
Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates.  The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.
(b)Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:
(i)Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and the limitations set forth in Section 7.2 below, the
Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.
(ii)Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the
Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, provided that (1) any dividends with respect to such an Award shall be withheld by the Company for the Participant’s account until such
Award is vested, subject to such terms as determined by the Committee, and (2) such dividends so withheld by the
Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon vesting of the Award and if such Award is forfeited the Participant shall have no right to such dividends.  Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant (or shares of Common Stock shall be electronically registered in the Participant’s name) promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common
Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.  Certificates for the shares of Common Stock forfeited under the provisions of the
Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant.
Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for
Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the
Company in blank and deliver such certificate and executed stock power to the Company.
(iii)The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the
Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.
(iv)Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the
Participant.  In the event a Participant has paid any consideration to the Company for such forfeited Restricted
Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2)
the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the
Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the
ANNEX B

forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the
Company.
6.5SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a
Stock Option.  SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the
Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of
Common Stock, or a combination thereof.  In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b)
the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock.  The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair
Market Value of the share on the Date of Grant.  The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted. No dividends or Dividend
Equivalent Rights may be paid or granted with respect to any SAR granted hereunder.
6.6Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.  Restricted
Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.
6.7Performance Awards.
(a)The Committee may grant Performance Awards to one or more Participants.  The terms and conditions of
Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance
Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of
Section 409A of the Code and the regulations or other guidance issued thereunder.  If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the
Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met.  The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock.  Each Performance Award granted to one or more Participants shall have its own terms and conditions.
If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the
Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.
(b)Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to,
ANNEX B

achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the
Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a
Subsidiary for a specified period of time.  Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof.  If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance
Award.  Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective.  The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
6.8Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid only as the applicable Award vests or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents) which shares of Common Stock shall be subject to the same vesting conditions as the Award to which they relate.  Any such reinvestment shall be at the Fair Market Value at the time thereof.  Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided that (i) any Dividend Equivalent Rights with respect to such Award shall be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee; and (ii) such Dividend Equivalent Rights so withheld by the Company and attributable to any particular
Award shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair
Market Value equal to the amount of such Dividend Equivalent Rights, if applicable, upon vesting of the Award and if such Award is forfeited, the Participant shall have no right to such Dividend Equivalent Rights.  No Dividend Equivalent Rights may be paid or granted with respect to any Stock Option or SAR.
6.9Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan.  The terms and conditions of such other form of Award shall be specified by the grant.  Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by
Applicable Law, or for such other consideration as may be specified by the grant.
6.10Performance Goals. Awards and Other Awards (whether relating to cash or shares of Common Stock) under the
Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria:  cash flow; cash flow return; cost; revenues and/or revenue targets; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; operating margin or contribution margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit;
net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; an economic value added formula; debt reduction; sales growth; price of the Company’s
Common Stock; return on assets, net assets, investment, capital, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to shareholders; or any of the foregoing goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of peer competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company’s annual meeting of shareholders
(“Performance Criteria”).  Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.  Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the
ANNEX B

audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.
6.11Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “Tandem
Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised.  For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.
6.12No Repricing of Stock Options or SARs. The Committee may not, without the approval of the Company’s shareholders,  “reprice” any Stock Option or SAR.  For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect:  (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a
Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award with an exercise price or base price less than the exercise price or base price f the original Stock Option or SAR, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.
6.13Recoupment for Restatements.  Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.
ARTICLE 7.
AWARD PERIOD; VESTING
7.1Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an
Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award
Agreement.  Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term.  The Award Period for an Incentive shall be reduced or terminated upon Termination of Service.  No Incentive granted under the
Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant.  However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the
Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock
Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.
7.2Vesting.  Subject to the provisions of this Section 7.2, the Committee, in its sole discretion, may determine at the time of grant or any time thereafter that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan; provided, however, other than Awards that are granted as Exempt Shares or Incentives granted in substitution in accordance with Article 14 below all Awards must vest no earlier than the date that is one (1) year after the Date of
Grant, except an Award Agreement may provide for accelerated or earlier vesting (irrespective of the time lapsed from the Date of
Grant) in the case of (i) the Participant’s death or Total and Permanent Disability; (ii) the Participant’s Termination of Service due to
Retirement; or (iii) a Change in Control; provided, however, with respect to Performance Awards, the Committee may only approve the acceleration of vesting and/or cash-out in connection with a Change in Control if (x) the amount payable or vested is payable either, as selected by the Committee, at the target level (regardless of actual performance) or based the actual achievement of the
Performance Goals for such Performance Award determined as of the date of the Change in Control, and/or (y) the amount to be paid or vested under the Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award’s Date of Grant and the Change in Control. With respect to Awards made on the date of an Annual Stockholders Meeting to Outside Directors, the one (1) year vesting period required by this Section 7.2 shall be deemed satisfied if such Awards vest on the earlier of the first anniversary of the Date of Grant or the first Annual Shareholders
ANNEX B

Meeting following the Date of Grant (provided that it is not less than fifty (50) weeks following the Date of Grant).  Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the date on which all or any portion of an Award may be vested or waive the Restriction Period for Awards at any time. In addition, the Committee may grant Awards with more favorable vesting provisions than set forth in this Section 7.2, provided that the shares of Common Stock subject to such Awards shall be Exempt
Shares.
ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE
8.1In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.
8.2Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common
Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-
dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
8.3Exercise of Stock Option.
(a)In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the
Award Agreement.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the
Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised.
No Stock Option may be exercised for a fractional share of Common Stock.  The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.
(b)Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date.  The consideration due with respect to the exercise of a Stock Option shall be payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (i) cash or check, bank draft, or money order payable to the order of the Company, (ii)
Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (iv) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.  In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the
Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) Business Days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.
(c)Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of
Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the
Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common
Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee.  The Company shall deliver certificates to the Participant (or
ANNEX B

the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates.
Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code.  Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.
(d)Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s
Stock Option and right to purchase such Common Stock may be forfeited by the Participant.
8.4SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof.
Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the
Committee, and subject to the terms of the Award Agreement:
(a)cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if
provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;
(b)that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the
Participant, with a cash settlement to be made for any fractional share interests; or
(c)the Company may settle such obligation in part with shares of Common Stock and in part with cash.
The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the
Award Agreement.
8.5Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an
Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such
Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock
Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the
Company in writing of the date and terms of such disposition.  A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
ARTICLE 9.
AMENDMENT OR DISCONTINUANCE
Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the
Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common
Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421
ANNEX B

and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.  Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the
Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.  Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any
Incentive theretofore granted under the Plan without the consent of the affected Participant.
ARTICLE 10.
TERM
The Plan shall be effective from the Effective Date, and unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.
ARTICLE 11.
CAPITAL ADJUSTMENTS
In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an outstanding Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b)
the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with
Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common
Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock
Option to violate Section 422 of the Code or Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.
Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.
ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION
12.1No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
ANNEX B

12.2Conversion of Incentives Where Company Survives.  Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled; and in such event, such Incentive shall remain subject to the same restrictions and/or other vesting requirements as existed prior to such merger, consolidation or share exchange.
12.3Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by
Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives or in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out in connection with a Change in Control if (i) the amount payable or vested is payable either, as selected by the Committee, at the target level (regardless of actual performance) or based the actual achievement of the Performance Goals for such Performance Award determined as of the date of the Change in Control, and/or (ii) the amount to be paid or vested under the
Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award’s Date of Grant and the Change in Control.
12.4Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3  hereof, and except as otherwise provided by this Section 12.4 regarding Performance Awards and as may be required to comply with Section 409A of the
Code and the regulations or other guidance issued thereunder, in the event the acquiror or the surviving or resulting corporation does not agree to assume the Incentives, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:
(a)giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of
Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or
(b)in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive.  In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the
Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder.  In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share.
In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.
ANNEX B

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof. Notwithstanding anything to the contrary in this Article 12, with respect to Performance Awards, the Committee only may approve the acceleration of vesting and/or cash-out in connection with a Change in Control if (i) the amount payable or vested is payable either, as selected by the Committee, at the target level (regardless of actual performance) or based the actual achievement of the Performance Goals for such Performance Award determined as of the date of the Change in Control, and/
or (ii) the amount to be paid or vested under the Performance Award on the Change in Control is prorated based on the time elapsed in the applicable performance period between the Performance Award’s Date of Grant and the Change in Control.
ARTICLE 13.
LIQUIDATION OR DISSOLUTION
Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.  If the
Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.
ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES
Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees,
Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer.  The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.
ARTICLE 15.
MISCELLANEOUS PROVISIONS
15.1Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.
15.2No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.
15.3Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or
Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law.  Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the
ANNEX B

Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award
Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such
Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.
15.4Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award
Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
15.5Compliance with Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the
Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an
Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
15.6Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the
Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this
Plan for any other country.
15.7Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term
“Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an
Award granted under this Plan.  The Company may, in its sole discretion, also require the Participant receiving shares of Common
Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award.  Such payments shall be required to be made when requested by the
Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market
Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c).  The
Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.  The Committee may in the Award Agreement impose any additional tax requirements or provisions that the
Committee deems necessary or desirable.
15.8Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the
Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an
Incentive Stock Option shall so provide.  The designation by a Participant of a beneficiary will not constitute a transfer of the Stock
Option.  The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.
ANNEX B

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution.  Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family
Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family
Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x)
there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or
SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this
Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.
Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant”
shall be deemed to include the transferee.  The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement.  The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock
Option or SAR.  The Company shall have no obligation to register with any federal or state securities commission or agency any
Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this
Section 15.8.
15.9Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this
Plan shall constitute general funds of the Company.
15.10Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):
On the face of the certificate:
“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”
On the reverse:
“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AAON, Inc. 2024 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Tulsa, Oklahoma.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”
The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:
“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with
ANNEX B

such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the
Company.”
15.11Governing Law.  The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Nevada (excluding any conflict of laws, rule or principle of Nevada law that might refer the governance, construction, or interpretation of this Plan to the laws of another state).  A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company.  Each Award Agreement shall require the
Participant to release and covenant not to sue any Person other than the Company over any Claims. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.
A copy of this Plan shall be kept on file in the principal office of the Company in Tulsa, Oklahoma.
***************
ANNEX B

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 21, 2024, by its Chief Executive
Officer pursuant to prior action taken by the Board.
AAON, INC.
By:            /s/ Gary D. Fields
Name:Gary D. Fields
Title:    Chief Executive Officer
ANNEX B

AAON, INC.
Annual Meeting of Stockholders
May 21, 2024 10:00 AM
This proxy is solicited by the Board of Directors
The undersigned stockholder of AAON, Inc., a Nevada corporation, hereby constitutes and appoints Luke A. Bomer and Gary D. Fields, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual Meeting of Stockholders of the
Company to be held at 2422 South Yukon Avenue, Tulsa, Oklahoma 74107, on Tuesday, May 21, 2024, at 10:00 A.M. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
Address Change:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR All Nominees in Proposal 1:	For	Against	Abstain	The Board of Directors recommends a vote FOR Proposal 5:	For	Against	Abstain
1. Election of Directors for a term ending in 2027:				5. Proposal to approve the Company's 2024 Long-Term Incentive Plan.	☐	☐	☐
1a. Norman H. Asbjornson	☐	☐	☐
1b. Gary D. Fields	☐	☐	☐
1c. Angela E. Kouplen	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2:	For	Against	Abstain
2. Proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3:	For	Against	Abstain	Note: Such other business as may properly come before the meeting or any adjournment thereof.
3. Proposal to approve, on an advisory basis, a resolution on the compensation of AAON's named executive officers as set forth in the Proxy Statement.	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 4:	For	Against	Abstain
4. Proposal to amend the Company's Articles of Incorporation to increase its total authorized common shares from 100,000,000 to 200,000,000.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date